               As filed with the Commission on February 2, 2000
                                                      1933 Act File No. 33-07404

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-14
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X

                          Pre-Effective Amendment No.
                         Post-Effective Amendment No.


                              BT INVESTMENT FUNDS
              (Exact Name of Registrant as Specified in Charter)

                  One South Street, Baltimore, Maryland 21202
                   (Address of Principal Executive Offices)

                                (410) 895-3433
                        (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.                  Copies to: Burton M. Leibert, Esq.
One South Street                        Willkie Farr & Gallagher
Baltimore, Maryland  21202              787 Seventh Ave
(Name and Address of Agent              New York, New York 10019
for Service)

Title of Securities Being Registered:
Shares of beneficial interest, par value $.001 per share

No filing fee is due because an indefinite number of shares has previously registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 33-07404, 811-4760).

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on March 3, 2000.

                            Smaller Companies Fund
               (formerly Morgan Grenfell Smaller Companies Fund)
                (a series of Morgan Grenfell Investment Trust)
                               One South Street
                           Baltimore, Maryland 21202
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR APRIL 7, 2000

This is the formal agenda for a Special Meeting, and any adjournments thereof, of shareholders of your mutual fund. It tells you what matters will be voted on and, in case you want to attend this Meeting in person, the time and place of the Meeting.

To the shareholders of Smaller Companies Fund ("MG Fund"):

A Special Meeting of MG Fund shareholders will be held at One South Street, Baltimore, MD 21202 on April 7, 2000 at 10:00 a.m., Eastern Time, to consider the following:

1. A proposal to approve an Agreement between MG Fund and Small Cap Fund (a BT Investment Fund) ("BT Fund"). Under this Agreement, MG Fund would transfer all of its assets to BT Fund in exchange for shares of BT Fund. These shares would be distributed proportionately to you and the other shareholders of the Institutional and Investment shares of MG Fund. BT Fund would also assume MG Fund's stated liabilities. Your Board of Trustees recommends that you vote FOR this proposal.

2.   Any other business that may properly come before the Meeting.

Shareholders of record as of the close of business on February 24, 2000 are entitled to vote at the Meeting and any related adjournments thereof.

Whether or not you expect to attend the Special Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, MG Fund will incur additional costs to solicit proxies.

                                   Daniel O. Hirsch
                                   Secretary

March 7, 2000

                              PROXY STATEMENT OF
                            SMALLER COMPANIES FUND
               (formerly Morgan Grenfell Smaller Companies Fund)
                (a series of Morgan Grenfell Investment Trust)

                                PROSPECTUS FOR
                                SMALL CAP FUND
                       (a series of BT Investment Funds)

This proxy statement and prospectus sets forth concisely the information you should know before voting on the proposed reorganization of Smaller Companies Fund, One South Street, Baltimore, Maryland 21202 ("MG Fund") into Small Cap Fund, One South Street, Baltimore, MD 21202, (410) 895-5000 ("BT Fund"). Please read it carefully and retain it for future reference.

Both BT Fund and MG Fund (each a "Fund" and together the "Funds") are open-end mutual funds investing in stocks and other equity securities of small companies. BT Fund's investment objective is long term capital growth and MG Fund's investment objective is capital appreciation, with current income as a secondary objective.

BT Fund is a "feeder-fund" that invests all of its assets in a "master-portfolio," the Small Cap Portfolio. The BT Fund and its master portfolio have the same investment objective. All references to the BT Fund apply to the Small Cap Portfolio where appropriate.

How the Reorganization Will Work

[ ] MG Fund will transfer all of its assets to BT Fund. BT Fund will assume MG Fund's stated liabilities.

[ ] BT Fund will issue shares to the Institutional class and the Investment class of MG Fund in an amount equal to the value of the respective assets of each class of shares received by BT Fund, less the respective liabilities of each class of shares assumed by BT Fund in the reorganization. These shares will be distributed to the respective class of MG Fund's Institutional and Investment shareholders in proportion to their holdings in the respective class of MG Fund on the reorganization date.

[ ]  The reorganization will be tax-free for federal income tax purposes.

[ ] MG Fund will be liquidated and terminated, and you will be a shareholder of BT Fund.

An investment in BT Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved shares of BT Fund or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                                         Where to Get More Information
----------------------------------------------------------------------------------------------------------------
Prospectus of BT Fund dated 1/31/2000.                      In the same envelope as this proxy statement and
                                                            prospectus. Incorporated by reference into this proxy
                                                            statement and prospectus.
-----------------------------------------------------------
BT Fund's annual report to shareholders.
Prospectus of MG Fund dated  2/28/00.                       On file with the Securities and Exchange Commission
                                                            ("SEC").
-----------------------------------------------------------
MG Fund's annual and semi-annual reports to                 Documents are available at no charge by calling
 shareholders.                                              1-800-407-7301.
-----------------------------------------------------------
A statement of additional information dated 3/7/00.         Incorporated by reference into this proxy statement
It contains additional information about both BT Fund       prospectus.
and MG Fund.                                                Call our toll-free telephone number: 1-800-550-6426 or
----------------------------------------------------------- write to us at Deutsche Asset Management Inc., P.O.
To ask questions about this proxy statement and             Box 219165, Kansas City, MO 64121-9210.
 prospectus.
----------------------------------------------------------------------------------------------------------------

       The date of this proxy statement and prospectus is March 7, 2000.

TABLE OF CONTENTS

                                         Page
                                         ----

INTRODUCTION                                1

SUMMARY                                     1

THE REORGANIZATION                          5

CAPITALIZATION                              8

COMPARISON OF BUSINESS TRUSTS UNDER
DELAWARE AND MASSACHUSETTS LAW              9

ADDITIONAL INFORMATION ABOUT
THE FUNDS' BUSINESSES                      10

BOARDS' EVALUATION AND RECOMMENDATION      10

VOTING RIGHTS AND REQUIRED VOTE            11

INFORMATION CONCERNING THE MEETING         11

OWNERSHIP OF SHARES OF THE FUNDS           12

EXPERTS                                    13

AVAILABLE INFORMATION                      13


                                    EXHIBITS

A. Agreement and Plan of Reorganization between Small Cap Fund and Smaller Companies Fund (attached to this proxy statement and prospectus).

B.   Annual report to shareholders dated September 30, 1999. of Small Cap Fund.

C.   Prospectus dated January 31, 2000 of  Small Cap Fund.

                                 INTRODUCTION


This proxy statement and prospectus is being used by the Board of Trustees of MG Fund to solicit proxies to be voted at a Special Meeting (the "Meeting") of shareholders of MG Fund. This Meeting will be held at One South Street, Baltimore, MD 21202 on April 7, 2000 at 10:00 a.m., Eastern Time. The purpose of the Meeting is to consider a proposal to approve an Agreement providing for the reorganization of MG Fund into BT Fund. This proxy statement and prospectus and a proxy card are being mailed to MG Fund's shareholders on or about March 7, 2000.

Who is Eligible to Vote?

MG Fund shareholders of record on February 24, 2000 are entitled to attend and vote at the Meeting or any adjournments thereof. Each Institutional and Investment share of the MG Fund outstanding on February 24, 2000 is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy card, but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                    SUMMARY

The following is a summary. More complete information appears later in this proxy statement. You should read the entire proxy statement and the enclosed exhibits carefully because they contain details that are not in the summary.
The materials in the exhibits and the statements of additional information dated January 31, 2000 and February 28, 2000, respectively, for BT Fund and MG Fund are hereby incorporated by reference into this proxy statement and prospectus. During the first quarter of 2000 the BT Fund and the MG Fund will be renamed the Small Cap Fund and the Smaller Companies Fund, respectively, and both will become Deutsche Asset Management mutual funds.

Comparison of MG Fund to BT Fund

                                             MG Fund                                      BT Fund
-------------------------------------------------------------------------------------------------------------------
General                    A diversified series of Morgan Grenfell       A diversified series of BT Investment
                           Investment Trust ("MG Trust").  MG Trust is   Funds ("BT Trust").  BT Trust is an
                           an open-end management investment company     open-end management investment company
                           organized as a Delaware business trust.       organized as a Massachusetts business
                                                                         trust.
-------------------------------------------------------------------------------------------------------------------
Investment                 MG Fund invests directly in securities, as    BT Fund is a feeder fund in a
Structure                  described below.                              master-feeder structure, which means that
                                                                         it invests all of its assets in Small Cap
                                                                         Portfolio ("BT Portfolio").  BT Portfolio
                                                                         has the same investment objective as BT
                                                                         Fund.  All references to the BT Fund in
                                                                         this proxy statement include BT Portfolio
                                                                         where appropriate.
-------------------------------------------------------------------------------------------------------------------
Net assets as of           Institutional shares   Investment shares
 February 24, 2000         $______________        $__________            $_________________
-------------------------------------------------------------------------------------------------------------------
Investment                 Deutsche Asset Management, Inc. is MG         Bankers Trust Company ("Bankers Trust")
Advisers                   Fund's investment adviser.                    is the investment adviser of the BT
                                                                         Portfolio in which the BT Fund invests.
-------------------------------------------------------------------------------------------------------------------
Control of investment      Deutsche Asset Management, Inc. and Bankers
advisers and subadvisers   Trust are indirect wholly-owned
                           subsidiaries of Deutsche Bank A.G., an
                           international commercial and
                           investment-banking group.
-------------------------------------------------------------------------------------------------------------------
Portfolio managers         A portfolio management committee primarily    John Callaghan, Mary P. Dugan and
                           made up of John Callaghan, Mary P. Dugan      Audrey Jones are the portfolio
                           and Audrey Jones makes all of MG Fund's       managers for BT Fund.
                           investment decisions.
-------------------------------------------------------------------------------------------------------------------

                                            MG Fund                                     BT Fund

-----------------------------------------------------------------------------------------------------------------
                                       Investment objectives and policies
-----------------------------------------------------------------------------------------------------------------
Investment                 Capital appreciation, with current income           Long-term capital growth.
Objectives                 as a secondary objective.
-----------------------------------------------------------------------------------------------------------------
Principal                  MG Fund invests at least 65% of its total   BT Fund normally owns stock in
Investments                assets in the equity and equity related     approximately 90 to 110 small companies
                           securities of U.S. small capitalization     at any one time. The Fund focuses
                           companies. The Fund defines the small       principally on companies with small
                           capitalization equity securities universe   market capitalization within the market
                           as the bottom 20% of the total domestic     capitalization range of the Russell 2000
                           equity market capitalization, (at the       Index.
                           time of investment), using a minimum
                           market capitalization of $10 million.       BT Fund may also invest up to 25% of its
                                                                       assets in the stocks of non-U.S.
                           MG Fund may invest up to 35% of the         companies and up to 35% of its assets in
                           Fund's total assets in investment grade     large capitalization companies.  Under
                           fixed income securities, securities of      normal conditions, these two tactics
                           medium and large capitalization             would not comprise major elements of its
                           companies, securities of foreign issuers    strategy.
                           and in cash.
-----------------------------------------------------------------------------------------------------------------
Equity Securities          Each Fund may invest in equity and equity-related securities, including common stock, preferred stock, rights and warrants and convertible securities.
-----------------------------------------------------------------------------------------------------------------

Principal strategies       MG Fund's portfolio management team         The BT Fund invests for the long-term.
                           generally uses a "bottom-up" approach to    It looks for small companies that have
                           picking stocks.  This approach focuses on   reached a pivotal point; companies that
                           individual stock selection rather than      are ready to reap the benefits of
                           industry selection.  The team uses an       technological change, companies that have
                           active process, which combines financial    begun to increase their market share,
                           analysis with company visits to evaluate    companies that have completed a
                           management and strategies.                  turnaround or whose pace of growth is
                                                                       starting to accelerate.  Normally, their
                                                                       share prices do not reflect their strong
                                                                       prospects.
                           --------------------------------------------------------------------------------------
                            Each Fund looks for two financial attributes that set these companies apart:
                           .  Evidence of above-average growth in revenues and earnings; and
                           .  A balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.
-----------------------------------------------------------------------------------------------------------------
 Illiquid securities       Each Fund may invest up to 15% of its net
                           assets in illiquid securities.
-----------------------------------------------------------------------------------------------------------------
Investment                 Each Fund may invest in other investment
Companies                  companies to the extent permitted by the
                           Investment Company Act of 1940.
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   MG Fund                         BT Fund
--------------------------------------------------------------------------------
Derivatives                Each Fund may:
                           .  Purchase and sell (write) put and call options on
                              securities, securities indices and currencies. These options may be traded on exchanges or over-the-counter.
                           .  Enter into futures contracts on securities,
                              securities indices and currencies, and may
                              purchase and write put and call options on these futures contracts.
                           .  Enter into forward contracts on currencies.
--------------------------------------------------------------------------------
                           Each Fund may purchase and write securities and index
                           options for both hedging purposes and non-hedging
                           purposes, but may enter into other options, futures
                           and forward contracts only for hedging purposes.
--------------------------------------------------------------------------------
Temporary defensive        Each Fund may depart from its principal investment
positions                  strategies in order to take a Temporary defensive
                           position by investing up to 100% of its assets in
                           common stocks of larger companies, fixed income
                           securities or short-term money market securities.
--------------------------------------------------------------------------------
                           Principal investment risks
--------------------------------------------------------------------------------
General                    You could lose money on your investment
                           in either Fund.  There is no guarantee
                           that either Fund will achieve its
                           investment objective.
--------------------------------------------------------------------------------
Management risk            The value of each Fund's shares depends
                           in part on the ability of its adviser to
                           assess economic conditions and investment
                           opportunities.  If the adviser's judgment
                           about the attractiveness of various
                           investments proves to be incorrect, a
                           Fund may underperform its stated
                           benchmark or competing investments.
--------------------------------------------------------------------------------
Stock market risk          As with any equity growth fund, the value
                           of your investment in either Fund will
                           fluctuate in response to stock market
                           movements.  An adverse event, such as an
                           unfavorable earnings report, may depress
                           the value of a particular company's stock.
--------------------------------------------------------------------------------
Small company risk         Both Funds' performance may be more
                           volatile because they invest in small
                           capitalization stocks.  Smaller companies
                           may have limited product lines, markets
                           and financial resources.  They may also
                           have shorter operating histories and more
                           volatile businesses.  In addition, it may
                           be harder to sell these stocks,
                           particularly in large blocks, which can
                           reduce their selling price.
--------------------------------------------------------------------------------
Foreign investment risk    To the extent either Fund holds shares of companies
                           based outside the U.S. it faces the risks inherent in
                           foreign investing. Adverse political, economic or
                           social developments as well as incomplete information
                           due to different reporting standards could undermine
                           the value of the Fund's investments or prevent it
                           from realizing the full value of its investment.
                           Also, a decline in foreign currency relative to the
                           value of the U.S. dollar would depreciate the value
                           of the investment itself.
--------------------------------------------------------------------------------
                    Buying, exchanging and redeeming shares
--------------------------------------------------------------------------------
Net asset value            Each Fund calculates its net asset value
                           per share (NAV) at the close of regular
                           trading on The New York Stock Exchange,
                           Inc. (NYSE) (normally 4:00 p.m. Eastern
                           time) on each business day that the NYSE
                           is open.  Each Fund's portfolio
                           securities are valued either based on
                           market quotations or if market quotations
                           are unavailable, at fair value, which
                           involves estimating a security's value
                           based on information other than market
                           quotations.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Classes of shares          MG Fund offers two classes of shares:       BT Fund has only one class of shares,
                           Institutional shares and Investment         which is offered without a sales charge.
                           shares.  Both Institutional and             Therefore, the same class of BT Fund
                           Investment shares are offered to the        shares will be offered to MG Fund
                           public without a sales charge.              Institutional and Investment shareholders
                                                                       in this proxy statement and prospectus.
----------------------------------------------------------------------------------------------------------------
Rule 12b-1 and service     Institutional shares are not subject to     BT Fund shares are not subject to any
 fees                      any Rule 12b-1 or service fee. The          Rule 12b-1 or service fee.
                           Investment shares are subject to a
                           shareholder service fee of 0.25% of
                           average net assets.


-----------------------------------------------------------------------------------------------------------------
                                            MG Fund                                     BT Fund
-----------------------------------------------------------------------------------------------------------------
Buying and selling shares  Institutional shares: Investors may         Investors may purchase or redeem shares
                           purchase and redeem shares through          either from authorized brokers or
                           brokers or by dealing directly with MG      directly from BT Fund.
                           Fund.
                           Investment shares: Investors may purchase
                           shares only through their account
                           established with their service
                           organization.
-----------------------------------------------------------------------------------------------------------------
Minimum investment         Institutional shares--Initial: $250,000;    Initial:  $2,500
amounts                    Subsequent: $25,000                         Subsequent:  $250
                           Investment shares: Each service
                           organization may establish its own
                           minimums.
-----------------------------------------------------------------------------------------------------------------
Exchanging shares          Institutional shares: May be exchanged      BT Fund shares may be exchanged for
                           for Institutional shares of any other       shares of another Deutsche Asset
                           Deutsche Asset Management mutual fund in    Management mutual fund up to four times a
                           amounts as low as $50,000, the minimum      year (from the date of the first
                           amount required for an exchange.            exchange).
                           Investment shares: May be exchanged for
                           Investment shares of any other Deutsche
                           Asset Management mutual fund, if your
                           service organization allows exchanges.
-----------------------------------------------------------------------------------------------------------------

BT Fund will waive the minimum investment amount for any MG Fund Investment account that, immediately after the reorganization, contains less than the minimum investment amount required for BT Fund.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of BT Fund or Institutional or Investment shares of MG Fund. The table also shows pro forma expenses of shares of BT Fund following the proposed reorganization.


The year ended September 30, 1999 for BT Fund                                                  MG Fund           MG Fund
                                                             BT Fund         BT Fund2       Institutional       Investment
The year ended October 31, 1999 for MG Fund                (pro forma)                          Shares            shares
---------------------------------------------------------------------------------------------------------------------------
Shareholder fees                                               None            None              None              None
fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------------------
Annual Fund operating expenses before expense
 limitation1
(expenses deducted from Fund assets)
(fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------------------
Management fees                                                 0.65%          0.65%              1.00%           1.00%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) and/or service fees                        None           None               None            0.25%
---------------------------------------------------------------------------------------------------------------------------
Other expenses                                                  0.79%          0.79%              1.44%           1.51%
---------------------------------------------------------------------------------------------------------------------------
Total annual Fund operating expenses 1                          1.44%          1.44%               2.44%           2.76%
---------------------------------------------------------------------------------------------------------------------------
Less fee waivers or expense reimbursements1                    (0.19)%        (0.19)%             (1.19)%         (1.26)%
---------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                    1.25%          1.25%               1.25%           1.50%

 . Deutsche Asset Management, Inc. has agreed contractually to waive its own fees and to reimburse other MG Fund expenses for the period ending February 28,
  2001 so that MG Fund's expenses will not exceed 1.25% for Institutional shares and 1.50% for Investment shares. BT has agreed contractually to waive its own fees and reimburse other BT Fund expenses for the 16 months from BT Fund's fiscal year end of September 30, 1999, so that BT Fund's expenses will not exceed 1.25%. for the period ending January 31, 2001.
2 Information on the annual operating expenses reflects the expenses of both BT
  Fund and BT Portfolio, the master portfolio into which BT Fund invests all of its assets.
---------------------------------------------------------------------------------------------------------------------------

                              THE REORGANIZATION

Terms of the Reorganization

The Board of each Fund has approved the Agreement and Plan of Reorganization (the "Agreement"), a copy of which is attached as Exhibit A. The Agreement provides for reorganization on the following terms:

[ ] The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on April 28, 2000, but may occur on any later date before December 31, 2000.

[ ] In the reorganization, MG Fund will transfer all of its assets to BT Fund, and in exchange BT Fund will assume MG Fund's stated liabilities and issue shares as described below. BT Fund will then transfer those assets to BT Portfolio in exchange for a pro rata interest in BT Portfolio.

[ ] BT Fund will issue shares to the Institutional class and the Investment class of MG Fund in an amount equal to the value of the assets of each class of shares received by BT Fund, less the respective liabilities of each class of shares assumed by BT Fund, in the transaction. These shares will immediately be distributed by MG Fund to the shareholders in each class of MG Fund in proportion to their holdings in the respective class of MG Fund on the reorganization date. As a result, Institutional and Investment shareholders of MG Fund will become shareholders of BT Fund.

[ ] The net asset value of both Funds will be computed as of 4:00 p.m., Eastern Time, on the reorganization date.

[ ]  After the reorganization is complete, MG Fund will be terminated.

The following diagram shows how the reorganization will be carried out.

  MG Fund transfers the                                                                               BT Fund receives assets
 assets and stated                             (graphic of right-facing arrows)                          from and assumes
 liabilities of each                                                                                    liabilities of each
 share class to BT Fund                                                                                   class of MG Fund

-------------------------                                                                           --------------------------
  MG Fund Institutional                            MG Fund receives these                                BT Fund shares are
 and Investment               (graphic of          shares and distributes          (graphic of                 issued
 shareholders receive BT      left-facing          them pro rata by class          left-facing
 Fund shares                  arrows)               to its Institutional           arrows)
                                                       and Investment
                                                        shareholders

-------------------------                                                                           --------------------------

Tax Status of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless MG Fund and BT Fund receive from Willkie Farr & Gallagher, counsel to BT Funds, a satisfactory opinion substantially to the effect that:

[ ] The transfer of MG Fund's assets to BT Fund in exchange for shares of BT Fund and the assumption of MG Fund's stated liabilities, followed by the distribution of such shares to MG Fund's shareholders and the termination of MG Fund, will be a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"), and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

[ ] No gain or loss will be recognized by MG Fund upon (1) the transfer of all of its assets to BT Fund as described above or (2) the distribution by MG Fund of BT Fund shares to MG Fund's Institutional and Investment shareholders;

[ ] No gain or loss will be recognized by BT Fund upon the receipt of MG Fund's assets solely in exchange for the issuance of BT Fund shares to MG Fund and the assumption of all of MG Fund's stated liabilities by BT Fund;

[ ] The basis of the assets of MG Fund acquired by BT Fund will be, in each instance, the same as the basis of those assets in the hands of MG Fund immediately before the transfer;

[ ] The tax holding period of the assets of MG Fund in the hands of BT Fund will include MG Fund's tax holding period for those assets;

[ ] The shareholders of MG Fund will not recognize gain or loss upon the exchange of all their shares of MG Fund solely for BT Fund shares as part of the reorganization;

[ ] The basis of BT Fund shares received by MG Fund's Institutional or Investment shareholders in the reorganization will be the same as the basis of the Institutional or Investment shares of MG Fund surrendered in exchange; and

[ ] The tax holding period of BT Fund shares received by MG Fund's shareholders will include, for each shareholder, the tax holding period of the Institutional or Investment shares of MG Fund surrendered in exchange, provided that BT Fund shares were held as capital assets on the date of the exchange.

Reasons for the Proposed Reorganization

The Board of Trustees of MG Fund believes that the proposed reorganization will be advantageous to the shareholders of MG Fund for several reasons. The Board of Trustees considered the following matters, among others, in approving the reorganization at a Meeting held on August 19, 1999.

Overlapping Investment Strategy and Market Niche. MG Fund and BT Fund both have substantially similar investment objectives and investment strategies. Due to the acquisition of Bankers Trust by Deutsche Bank A.G. on June 4, 1999, the same portfolio management team is now managing both Funds and the same sales force is now marketing both Funds. Because of the confusion which would be caused by offering clients competing small cap funds, it is not advantageous to operate and market MG Fund separately from BT Fund.

Master-Feeder Structure. The proposed reorganization would allow MG Fund to benefit from being part of a master-feeder structure. As part of a master-feeder structure, the feeder fund may benefit from economies of scale in portfolio management and administration and the ability to participate in larger securities transactions.

Investment Performance. BT Fund shares received in the reorganization will provide MG Fund's shareholders with substantially the same investment advantages as they currently have at a comparable level of risk. MG Fund's Board of Trustees also considered the performance history of each Fund, which is shown in the table below. For the comparable periods, BT Fund has outperformed MG Fund. Moreover, since the same portfolio management team is currently managing both BT Fund and MG Fund, any gaps in the performance of the two Funds is expected to narrow and differ only based on fees. The Trustees further noted that due to the overlapping investment strategy, market niche and the similar marketing channels of these Funds, all shareholders may benefit by the possibility of reduced expenses due to the combination of the Funds.


                                             AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------------------------
                                           MG Fund                      MG Fund                      BT Fund
                                      Investment shares          Institutional Shares
                                    (Inception 07/11/97)         (Inception 06/30/95)          (Inception 10/21/93)
----------------------------------------------------------------------------------------------------------------------
1 year ended 11/30/99                       27.82%                       28.15%                        47.73%
----------------------------------------------------------------------------------------------------------------------
3 years ended 11/30/99                       N/A                         11.81%                        16.23%
----------------------------------------------------------------------------------------------------------------------
5 years ended 11/30/99                       N/A                          N/A%                         22.43%
----------------------------------------------------------------------------------------------------------------------
Inception through 11/30/99                  10.29%                       15.85%                        21.44%
----------------------------------------------------------------------------------------------------------------------

Possibility of Reduced Expenses. A combined Fund offers economies of scale that may lead to better control over expenses than is currently possible, particularly for MG Fund. Both Funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. The Management fees and the Other expenses of BT Fund shares are lower than those of MG Fund, on a gross basis. Taking into account current fee waivers and expense reimbursements the total of BT Fund's Management fees and Other expenses is lower than the total of MG Fund's Investment shares and equal to the total of MG Fund's Institutional shares.

Benefits to BT Fund. The Board of Trustees of BT Fund considered that the reorganization presents an excellent opportunity for BT Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of portfolio securities. This opportunity provides an economic benefit to BT Fund and its shareholders.

Benefits to Advisers and Other Service Providers. The Boards of Trustees of both Funds considered that the Funds' advisers, administrators and distributors would also benefit from the reorganization. For example, the advisers and administrators might benefit from economies of scale and therefore realize cost savings from a consolidated portfolio management effort and from the need to prepare prospectuses, reports and regulatory filings for a smaller number of funds. The Trustees believe, however, that these savings will not amount to a significant economic benefit.

Additional Terms of Agreement

Conditions to Closing the Reorganization. The obligation of the Funds to consummate the reorganization is subject to the satisfaction of certain conditions under the Agreement (see Agreement, paragraphs 6 and 7).

The obligations of both Funds are subject to, among other things, the approval of the Agreement by the necessary vote of the outstanding shares of MG Fund, in accordance with the provisions of MG Fund's declaration of trust and by-laws. The Funds' obligations are also subject to several other conditions, including the receipt of all consents, orders and permits necessary to consummate the reorganization and the receipt of a favorable opinion of counsel as to the federal income tax consequences of the reorganization.

Termination of Agreement. MG Fund or BT Fund may mutually agree to terminate the Agreement (even if the shareholders of MG Fund have already approved it) at any time before the reorganization date. Either Fund may also terminate the Agreement if the other Fund has breached any representation, warranty or agreement contained in the Agreement or if any condition to closing the reorganization cannot or will not be met.

Expenses of the Reorganization. Deutsche Bank A.G. has informed the Funds that it will bear all costs of the reorganization, with the exception that MG Fund will bear the fees and expenses incurred in connection with its liquidation and termination. These liquidation and termination fees are expected to aggregate approximately $5,000.00.

                                CAPITALIZATION

The following table sets forth the capitalization of each Fund as of December 31, 1999, and the pro forma combined capitalization of both Funds as if the reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.721 BT Fund shares being issued for each share of MG Fund Institutional shares and approximately 0.717 BT Fund shares being issued for each share of MG Fund Investment shares. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated due to changes in any of a number of factors including:

[ ] The market value of the portfolio securities of both BT Fund and MG Fund between December 31, 1999 and the reorganization date.

[ ] Changes in the amount of undistributed net investment income and net realized capital gains of BT Fund and MG Fund during that period resulting from income and distributions.

[ ] Changes in the accrued liabilities of BT Fund and MG Fund during the same period.


-----------------------------------------------------------------------------------------------------------------------
Capitalization as                         BT Fund
                                    Pro Forma Combined1          BT Fund              MG Fund
of  December 31, 1999                                        ----------------   ------------------
                                                                                   Institutional         Investment
                                                                                ------------------  -------------------
Net assets                               $273,704,379           $265,829,012          $7,447,368             $427,999
----------
Net asset value per share             $      24.20            $      24.20           $    17.45              $  17.34
-------------------------
Shares outstanding                         11,308,819             10,983,391            426,733                24,679
------------------
-----------------------------------------------------------------------------------------------------------------------

1 If the reorganization had taken place on December 31, 1999, MG Fund shareholders of Institutional shares would have received 307,742 shares of BT Fund and MG Fund shareholders of Investment shares would have received 17,685 shares of BT Fund, which would have been available for distribution to the shareholders of MG Fund.

It is impossible to predict how many shares of BT Fund will actually be received and distributed by MG Fund on the reorganization date. The table should not be relied upon to determine the amount of BT Fund shares that will actually be received and distributed.

      COMPARISON OF BUSINESS TRUSTS UNDER DELAWARE AND MASSACHUSETTS LAW

BT Fund is organized as a Massachusetts business trust. MG Fund is organized as a Delaware business trust. The following is a comparison of the laws of Massachusetts and Delaware applicable to business trusts.

Limitation of Shareholders' and Funds' Liability.  Delaware law provides that
------------------------------------------------
the shareholders of a Delaware business trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as BT Fund) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, Delaware statutory law may be considered to afford greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware business trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of multiple series of a Massachusetts business trust. While it is frequently assumed that a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

Limitation of Trustee Liability.  Delaware law provides that, except to the
-------------------------------
extent otherwise provided in a trust's declaration of trust or by-laws, Trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's declaration of trust or by-laws will not subject the trustee to liability to the business trust or its shareholders if the Trustee takes such action in good faith reliance on the provisions of the business trust's declaration of trust or by-laws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee who is not also an officer of the trust for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit.

Shareholder Voting.  Delaware law provides that a Delaware business trust's
------------------
declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit shareholder voting through computer or electronic media. For an investment company with a significant number of shareholders with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting.

Declarations of Trust.  Although neither a Delaware business trust nor a
---------------------
Massachusetts business trust is required to hold annual shareholder Meetings, Delaware law affords to the Trustees the ability to adapt the Delaware business trust to future contingencies without the necessity of holding a special shareholder Meeting. The Trustees of a Delaware business trust may have the power to amend the business trust's governing instrument to create a class or series of shares of beneficial interest that was not previously outstanding; to dissolve the business trust; to incorporate the Delaware business trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the business trust's assets; to cause any series to become a separate trust; and to change the Delaware business trust's domicile -- all without shareholder vote. Any exercise of authority by the Trustees will be subject to applicable state and federal law.


              ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each Fund's prospectus you can find additional information about the business of the Fund.


-------------------------------------------------------------------------------------------------------------------
        Type of Information                     Headings in Prospectuses
                                                         MG Fund                                 BT Fund
-------------------------------------------------------------------------------------------------------------------
Risk/return summary                  Overview of  Smaller Companies                   Overview of Small Cap

-------------------------------------------------------------------------------------------------------------------
Investment objectives/goals          Goal
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
        Type of Information                     Headings in Prospectuses
                                                         MG Fund                                 BT Fund
-------------------------------------------------------------------------------------------------------------------

Principal investment strategies      Core Strategy, Investment Policies and Strategies
-------------------------------------------------------------------------------------------------------------------
Principal risks of investing in      Principal Risks of Investing in the Fund, Who Should Consider Investing in
 the Funds: narrative disclosure     the Fund
-------------------------------------------------------------------------------------------------------------------
Principal risks of investing in
 the Funds: risk/return bar chart    Total Returns, After Fees and Expenses
 and table
-------------------------------------------------------------------------------------------------------------------
Fee table                            Annual Fund Operating Expenses
-------------------------------------------------------------------------------------------------------------------
Body of prospectus                   A Detailed Look at Smaller Companies             A Detailed Look at Small Cap
-------------------------------------------------------------------------------------------------------------------
Investment objectives, principal
investment strategies and related    Objective, Strategy, Principal Investments, Investment Process, Risks
risks
-------------------------------------------------------------------------------------------------------------------
Management: investment
adviser and portfolio manager        Management of the Fund
-------------------------------------------------------------------------------------------------------------------
Shareholder information:
pricing of fund shares               Calculating the Fund's Share Price
-------------------------------------------------------------------------------------------------------------------
Shareholder information:             Buying and Selling Fund Shares:                  Buying and Selling Fund
purchase of fund shares                                                               Shares
redemption of fund shares
                                   --------------------------------------------------------------------------------
                                     Institutional: Buying and Selling Shares         Investment:
                                     Through a Plan, Buying and Selling Shares        Service Plan, Buying and
                                     Through a Broker, Buying and Selling Shares      Selling Shares Through your
                                     Directly                                         Service Organization

-------------------------------------------------------------------------------------------------------------------
Shareholder information:
Dividends and distributions; tax     Dividends and Distributions, Tax Considerations
consequences
-------------------------------------------------------------------------------------------------------------------
Financial highlights information     Financial Highlights
-------------------------------------------------------------------------------------------------------------------


                     BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees of MG Fund, including the Trustees who are not "interested persons" of either Fund or any of their advisers ("Independent Trustees"), unanimously approved the reorganization at a Meeting held on August 19, 1999. In particular, the Board determined that the reorganization was in the best interests of MG Fund and that the interests of MG Fund's shareholders would not be diluted as a result of the reorganization. Similarly, the Board of Trustees of BT Fund, including the Independent Trustees, approved the reorganization at a Meeting held on September 8, 1999. That Board also determined that the reorganization was in the best interests of BT Fund and that the interests of BT Fund's shareholders would not be diluted as a result of the reorganization.

--------------------------------------------------------------------------------
Therefore, after careful consideration, The Board of Trustees of MG Fund, including the Independent Trustees, recommends that the shareholders of MG Fund vote "FOR" the proposal to approve the Agreement and Plan of Reorganization.
--------------------------------------------------------------------------------

                        VOTING RIGHTS AND REQUIRED VOTE

Each share of MG Fund outstanding on the Record Date is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of MG Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of MG Fund means the vote of the lesser of:

(1) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the MG Fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the MG Fund.

Shares of MG Fund represented in person or by proxy, including shares which abstain or do not vote on the proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. These include proxies submitted by a broker or nominee holding shares in "street name" who indicates on the proxy card that it does not have discretionary authority to vote on the proposal. Accordingly, an abstention from voting or a "broker non-vote" has the same effect as a vote against the proposal.

If the required approval of shareholders is not obtained, MG Fund will continue to engage in business as a separate mutual Fund and the Board of Trustees will consider what further action, if any, may be appropriate.

                      INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, through the Internet or in person by the Trustees, officers and employees of MG Fund or by personnel of Deutsche Asset Management, Inc. or ICC Distributors, Inc., the distributor of MG Fund's shares.

Revoking Proxies

A MG Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

[ ]  By filing a written notice of revocation with MG Fund's transfer agent, or

[ ] By returning before the time of the Meeting a duly executed proxy with a later date than the proxy being revoked, or

[ ] If a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of MG Fund at the Meeting at any time before the proxy is voted.

Being present at the Meeting alone will not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of  February 24, 2000, [___________] Institutional shares and [_____________]
Investment shares of MG Fund were outstanding. Only shareholders of record on February 24, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. A majority of the outstanding shares of MG Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

MG Fund's Board of Trustees knows of no business to be presented for consideration at the Meeting other than the proposal. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of MG Fund's shares present in person or by proxy at the session of the Meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.



Telephone and Internet Voting

MG Fund may record votes over the telephone or through the Internet: by telephone call the toll-free number on your proxy card, by Internet logon to www.proxyvote.com. In doing so, it will use procedures designed to authenticate
-----------------
shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted over the telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

                       OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the Funds, as of February 24, 2000, the following persons owned, of record or beneficially, 5% or more of the outstanding shares of BT Fund and MG Fund (before the reorganization) and would own, (after the reorganization), 5% or more of the outstanding shares of BT Fund.

--------------------------------------------------------------------------------------------------------------------------
                                                                          BT Fund                            BT Fund
                                                        MG Fund           Shares                             Shares
Names and Addresses of Owners        MG Fund         Institutional        (before                            (after
 of More Than 5% of Shares      Investment shares       Shares        reorganization)                    reorganization)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

4As of February 24, 2000, the table reflects pro forma exchange ratios of approximately [ ____ ]BT Fund shares being issued for Institutional share of MG Fund and approximately[ ____] BT Fund shares being issued for Investment shares of MG. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios as previously discussed.

As of February 24, 2000, the Trustees and officers of MG Fund and BT Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective Funds.

                                    EXPERTS

The financial statements and the financial highlights of Smaller Companies Fund at October 31, 1999 and for the periods then ended and of Small Cap Fund at September 30, 1999 and for the periods then ended are incorporated by reference into this proxy statement and prospectus. These financial statements and financial highlights for each of MG Fund and BT Fund have been audited by[
], independent accountants, as stated in the reports appearing in the respective Annual Report to shareholders. These financial statements and financial highlights are included in reliance upon the reports given upon the authority of such firm as an expert in accounting and auditing.

                             AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, and files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the Funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by e-mail at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC at 450
------------------
Fifth Street, N.W., Washington, D.C. 20549-0102. For information on the Public Reference Section, call the SEC at 1-202-942-8090. In addition, copies of these documents may be viewed on-screen or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

                              FORM OF PROXY CARD
                       MORGAN GRENFELL INVESTMENT TRUST
                            SMALLER COMPANIES FUND
                     One South Street, Baltimore, Maryland
                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
              10:00 A.M., Eastern time, on Friday, April 7, 2000

The undersigned hereby appoints [     ] and [      ] to each of them, with full
power of substitution as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I. All ABSTAIN votes will be counted only in determining the existence of a quorum at the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO THE SMALLER COMPANIES FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL I.
The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.
Receipt of the notice and the Proxy Statement, dated March 7, 2000 (the "Proxy Statement"), is hereby acknowledged.


To vote by Telephone

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Call 1-800-[      ]
3) Enter the 12-digit control number set forth on the Proxy card and follow the instructions.

To vote by Internet

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to the Website www.proxyvote.com
                      -----------------
3) Enter the 12-digit control number set forth on the Proxy card and follow the instructions.

Please mark boxes in blue or black ink.

I. Approval of Agreement and Plan of Reorganization between the Institutional and Investment shares of Smaller Companies Fund ("MG Fund") and Small Cap Fund ("BT Fund"), pursuant to which: (a) the MG Fund would transfer all of its assets to BT Fund in exchange for BT Fund's assumption of MG Fund's liabilities and the issuance of shares of BT Fund to be distributed pro rata to Institutional and Investment shares of MG Fund, and (b) MG Fund would be terminated.


                                  FOR          AGAINST       ABSTAIN


--------------------------------------------------------------------------------
PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPLY USING THE ENCLOSED ENVELOPE.



                          __________________________________________
                          (Title or Authority)



                          __________________________________________
                          (Signature)



                          __________________________________________
                          (Signature)


                          Dated:  [____________________________], 2000
                          (Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                   March 7, 2000

Dear Shareholder,

Smaller Companies Fund

I am writing to let you know that a meeting will be held April 7, 2000 for shareholders to vote on an important proposal for each class of shares of Smaller Companies Fund (the "MG Fund"). As a shareholder in the MG Fund, you have the opportunity to voice your opinion on this matter.

The Proposal

We are asking shareholders of the MG Fund to approve an agreement and plan of reorganization between the MG Fund and the Small Cap Fund (the "BT Fund") to allow the MG Fund to transfer all of its assets and liabilities to the BT Fund in exchange for shares of the BT Fund.

What this means for your investment
o You will receive shares of the BT Fund equal to the total value of your investment in the MG Fund
o   The transaction will be tax-free for shareholders and for both funds
o   Both funds have similar investment objectives and investment styles
o   Both funds employee the same portfolio management team.

It is important for you to vote

This package contains information about the proposal, along with a proxy card for you to vote by mail, unless you are voting by telephone or through the Internet. Please take a moment to read the enclosed materials and cast your vote using the proxy card. Your prompt vote will help save money. If a majority of shareholders have not voted prior to the meeting, we must try to obtain more votes with additional mailings or phone solicitations. Both of these are costly processes.

The MG Fund's Board of Trustees, whose primary role is to protect your interests as a shareholder, has reviewed the proposal. In the Trustees' opinion, the proposal is fair and reasonable. THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

How to vote

CAST YOUR VOTE BY COMPLETING AND SIGNING THE PROXY CARD, UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET. PLEASE MAIL YOUR COMPLETED AND SIGNED PROXY AS QUICKLY AS POSSIBLE, USING THE POSTAGE-PAID ENVELOPE PROVIDED.

PLEASE VOTE!  YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.

Any questions?
Please call 1-800-407-7301 if you have any questions about the proposal or voting procedures.

Sincerely,

/s/ Daniel O. Hirsch

Daniel O. Hirsch
Secretary

                                                                       EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____th day of __________, 2000, among (i) BT Investment Funds (the "BT Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Small Cap Fund (the "Acquiring Fund"), a series of the BT Trust, and (ii) Morgan Grenfell Investment Trust (the "MG Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Smaller Companies Fund (the "Acquired Fund"), a series of the MG Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of each class of shares of the Acquired Fund to the Acquiring Fund in exchange for (a) the issuance of shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to each class of shares of the Acquired Fund, and (b) the assumption by the Acquiring Fund of certain scheduled liabilities of each class of shares of the Acquired Fund, and
(ii) the distribution by the Acquired Fund, on the Closing Date herein referred to or as soon thereafter as conveniently practicable, of the Acquiring Fund Shares to the shareholders of each class of shares of the Acquired Fund in liquidation of each class of shares of the Acquired Fund and the termination of each class of shares of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the MG Trust and the BT Trust are each registered open-end management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees of the BT Trust has determined that the exchange of all of the assets and certain of the liabilities of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

     WHEREAS, the Board of Trustees of the MG Trust has determined that the exchange of all of the assets and certain of the liabilities of each class of the Acquired Fund for Acquiring Fund Shares and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ACQUIRED FUND'S SCHEDULED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets to the Acquiring Fund as set forth in paragraph 1.2 free and clear of all liens and encumbrances, and the Acquiring Fund agrees in exchange therefor: (i) to issue and deliver to the Acquired Fund for each class of shares of the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the net assets of the class of shares of the Acquired Fund transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner as of the time and date set forth in paragraph 2.2; and (ii) to assume certain scheduled liabilities of such class of shares of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all of the property of such class, including each class of shares, without limitation, all good will, all interests in the name of the Acquired Fund, all other intangible property and all books and records of the Acquired Fund.

           (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion described in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     1.3. The Acquired Fund will endeavor to discharge for each class of shares all the Acquired Fund's known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Acquired Fund prepared by Deutsche Asset Management, Inc. ("DAMI"), as administrator of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, not reflected thereon.

     1.4. On the Closing Date or as soon thereafter as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will for each class of shares liquidate and distribute pro rata by class to the Acquired Fund's shareholders of record of such class determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the class of shares of the

Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the shareholders of the relevant class of the Acquired Fund and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the relevant class of Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates, if any, representing interests in the relevant class of shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

     1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

     1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the State of Delaware and in accordance with its governing documents.

2.   VALUATION

     2.1. The value of the assets of each class of shares of the Acquired Fund to be transferred, and liabilities of each class of shares of the Acquired Fund to be assumed, hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquired Fund.

     2.2. The net asset value of the Acquiring Fund Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquiring Fund.

     2.3. All computations of value shall be made by Bankers Trust Company ("Bankers Trust) in accordance with its regular practice as pricing agent for the Acquiring Fund.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be April 28, 2000, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. at the offices of Bankers Trust, One South Street, Baltimore, Maryland 21202, or at such other time and/or place as the parties may agree.

     3.2. The custodian for the Acquired Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the BT Trust or the MG Trust shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding full and fractional shares owned by each such shareholder immediately prior to the Closing, certified on behalf of the Acquired Fund by the President or a Vice President of the MG Trust. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the MG Trust on behalf of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. The MG Trust and the Acquired Fund represent and warrant to the BT Trust and the Acquiring Fund as follows:

     (a) The Acquired Fund is a series of the MG Trust, which is a business trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The MG Trust is a registered open-end investment management company, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is in full force and effect;

     (c) The MG Trust is not, and the execution, delivery and performance of this Agreement with respect to the Acquired Fund will not result, in a material violation of its Declaration of Trust or By-laws;

     (d) The MG Trust has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Fund which will be terminated with liability to the MG Trust or to the Acquired Fund prior to the Closing Date;

     (e) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body, is presently pending or, to the best of its knowledge, threatened against the MG Trust with respect to the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. The MG Trust and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings and neither the MG Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the MG Trust's ability to consummate the transactions herein contemplated;

     (f) The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 1999, has been audited by[,] independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein;

     (g) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by each of the other parties hereto. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund shall not constitute a material adverse change;

     (h) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to have been filed by such dates shall have been filed, and all federal and other taxes shown as due on such returns shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such for its final taxable year ending on the Closing Date;

     (j) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

     (k) At the Closing Date, the MG Trust with respect to the Acquired Fund, will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "Securities Act"), other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Fund;

     (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the MG Trust's Board of Trustees on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund shareholders, assuming due authorization, execution and delivery by the BT Trust on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the MG Trust with respect to the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (m) The information to be furnished by the MG Trust on behalf of the Acquired Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

     (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the registration statement on Form N-14 of the Acquiring Fund (the "Registration Statement") (other than information therein that relates to the Acquiring Fund and supplied in writing by the Acquiring Fund for inclusion therein) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

     (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MG Trust on behalf of the Acquired Fund of the transactions contemplated by this Agreement;

     (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund; and

     (q) The prospectus of the Acquired Fund dated February 28, 2000, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, does not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     4.2. The BT Trust and the Acquiring Fund represent and warrant to MG Trust and the Acquired Fund as follows:

     (a) The Acquiring Fund is a series of the BT Trust, which is a business trust, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The BT Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The current prospectus of and statement of additional information of the BT Trust on behalf of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (d) The BT Trust has, and at the Closing Date will have, good and marketable title to the Acquiring Fund's assets;

     (e) The BT Trust is not, and the execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will not result, in a material violation of its Declaration of Trust or By-laws;

     (f) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body, is presently pending or, to the best of its knowledge, threatened against the BT Trust with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The BT Trust and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither the BT Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the BT Trust's ability on behalf of the Acquiring Fund to consummate the transactions contemplated herein;

     (g) The Statement of Assets and Liabilities of the Acquiring Fund as of September 30, 1999 has been audited by[], independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

     (h) Since September 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shall not constitute a material adverse change;

     (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed by such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (j) For each taxable year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such on the Closing Date;

     (k) At the date hereof, all issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund;

     (1) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the BT Trust's Board of Trustees on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery by the MG Trust on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the BT Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (m) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

     (n) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (o) The information contained in the Proxy Statement to be included in the Registration Statement ((other than information therein that relates to the Acquired Fund and supplied in writing by the Acquired Fund for inclusion therein)) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (p) The BT Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act, the Investment Company Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5.   COVENANTS OF EACH OF THE PARTIES

     5.1. The MG Trust, on behalf of the Acquired Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 7.6 hereof), in each case payable either in cash or in additional shares.

     5.2. The BT Trust, on behalf of the Acquiring Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

     5.3. The MG Trust will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

     5.6. Subject to the provisions of this Agreement, the MG Trust, on behalf of the Acquired Fund, and the BT Trust, on behalf of the Acquiring Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the MG Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the MG Trust.

     5.8. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in the Registration Statement, in compliance with the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), and the Investment Company Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND (collectively, the "MERGING FUNDS" and individually, the "MERGING FUND")

     The obligations of the Merging Funds to consummate the transactions provided for herein shall be subject, at their election, to the performance by each of the Merging Funds of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     6.1. All representations and warranties made in this Agreement by or on behalf of the Merging Funds shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal and tax basis and holding periods as of the Closing Date, certified by MG Trust's Treasurer or Assistant Treasurer on behalf of the Acquired Fund;

     6.3 MG Trust on behalf of the Acquired Fund and BT Trust on behalf of the Acquiring Fund shall have delivered to the Acquiring Fund and the Acquired Fund, respectively, on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the respective Merging Funds and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of each Merging Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     6.4. Each Merging Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquiring Fund, in a form satisfactory to Daniel O.

Hirsch, Secretary of the Merging Funds, covering the following points:

     (i) the Acquired Fund is a series of MG Trust and the Acquiring Fund is a series of BT Trust (collectively, the "Trusts" and individually, the "Trust"), each of which is a business trust validly existing and in good standing under the laws of the State of Delaware and the Commonwealth of Massachusetts, respectively and has the power, under its Declaration of Trust, to own all of its properties and assets and to carry on its business as described in its current prospectus and statement of additional information;

     (ii) this Agreement has been duly authorized, executed and delivered by each Trust on behalf of its respective Merging Fund and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder and in the case of BT Trust, assuming due authorization, execution and delivery of the Agreement by MG Trust on behalf of the Acquired Fund, is a valid and binding obligation of BT Trust enforceable against each Trust on behalf of its respective Merging Fund in accordance with its terms, and, in the case of MG Trust, assuming due authorization execution and delivery of the Agreement by BT Trust on behalf of the Acquiring Fund, is a valid and binding obligation of MG Trust enforceable against itself in accordance with its terms, both opinions subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

     (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Declaration of Trust or By-laws of each Trust;

     (iv) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States, the State of Delaware or The Commonwealth of Massachusetts, as applicable, is required for the consummation by each Trust of the transactions contemplated herein, except such as have been obtained under the Securities Act, the Exchange Act and the Investment Company Act, and such as may be required under state securities laws;

     (v) such counsel may rely, as to matters governed by the laws of the State of Delaware or The Commonwealth of Massachusetts, as applicable, on an opinion of Massachusetts counsel and/or certificates of Officers or Trustees of the BT Trust or the MG Trust on behalf of its Merging Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby as each Trust on the behalf of its respective Merging Fund may reasonably request. Finally, such opinion need not opine with respect to the applicability of Section 17(a) under the 1940 Act or Rule 17a-8 thereunder;

     (vi) with respect to each Merging Fund , such opinions may state that such counsel does not express any opinion or belief as to the financial statements or other financial data or as to the information relating to the other Merging Fund contained or incorporated by reference in the Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of MG Trust and BT Trust, as applicable and their respective trustees and officers;

     (vii) The Acquiring Fund shares to be issued to the Acquired Fund and delivered to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and non-assessable and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof.

7.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     7.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the MG Trust's Declaration of Trust and By-laws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the conditions set forth in this paragraph 7.1;

     7.2. On the Closing Date, no action, suit or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     7.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any party hereto, provided that any party may for itself waive any of such conditions;

     7.4. The Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     7.5. The Acquired Fund shall have distributed to its shareholders all of its investment company taxable income, as defined in Section 852(b)(2) of the Code (prior to reduction by any dividends paid deduction), and all of its net capital gain, as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carryforward, and all of the excess of (1) its interest income excludable from gross income under Section 103(a) of the Code over (2) the deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case for its taxable year ending on the Closing Date.

     7.6. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to the BT Trust and the MG Trust with respect to the relevant Merging Fund and satisfactory to Daniel O. Hirsch, as Secretary of each of the Trust, substantially to the effect that for federal income tax purposes:

     (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares of beneficial interest and the termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

     (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund;

     (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

     (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include Acquired Fund's tax holding period for those assets;

     (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

     (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

     (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

     Notwithstanding anything herein to the contrary, no party hereto may waive in any material respect the conditions set forth in this paragraph 7.6.

     7.7 Each of the Acquiring Fund and the Acquired Fund agrees to make and provide representations with respect to itself that are reasonably necessary to enable Willkie, Farr & Gallagher to deliver an opinion substantially as set forth in paragraph 7.6.

8.   BROKERAGE FEES AND EXPENSES

     8.1. Each party hereto represents and warrants to each other party hereto, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     8.2. The parties have been informed by Deutsche Asset Management Inc. . that Deutsche Asset Management Inc.. will pay for all expenses incurred in connection with the Reorganization except that the Acquired Fund shall be liable for its fees and expenses incurred in connection with its liquidation and termination.

9.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     9.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraphs 4.1and
4.2 and 5.2 through 5.8 hereof and that this Agreement constitutes the entire agreement between the parties.

     9.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.  TERMINATION

     10.1. This Agreement may be terminated at any time prior to the Closing Date by: (i) the mutual agreement of the MG Trust on behalf of the Acquired Fund and the BT Trust on behalf of the Acquiring Fund; (ii) any party in the event that the other party hereto shall materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (iii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     10.2. In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to any other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

11.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the MG Trust on behalf of the Acquired Fund and the BT Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the MG Trust pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the MG Trust on behalf of the Acquired Fund and the BT Trust on behalf of the Acquiring Fund at One South Street, Baltimore, MD 21202.

13.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5. It is expressly agreed that the obligations of the BT Trust and the MG Trust shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the trust property of the BT Trust or the MG Trust, as the case may be, as provided in the trust instruments of the BT Trust and the MG Trust, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of each of the BT Trust and the MG Trust, and this Agreement has been executed by authorized officers of the BT Trust and the MG Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the BT Trust and the MG Trust, as the case may be, as provided in the Declaration of Trust of the BT Trust and the MG Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                       BT INVESTMENT FUNDS on behalf of

                              SMALL CAP FUND



By: ______________________    By:  __________________________

Name:  Daniel O. Hirsch

Title:  Secretary             Name: _________________________


                              Title:  _______________________



Attest:                       MORGAN GRENFELL INVESTMENT TRUST

                              on behalf of SMALLER COMPANIES FUND



By: ______________________    By:  __________________________

Name:  Daniel O. Hirsch

Title:  Secretary             Name: _________________________


                              Title:  _______________________

                                                                       EXHIBIT B


              [GRAPHIC OMITTED] SEPTEMBER 30, 1999

                                                 BT Mutual Funds
SmallCap Fund
Annual Report

                   TRUST: BT INVESTMENT FUNDS
                   INVESTMENT ADVISOR: BANKERS TRUST COMPANY

--------------------------------------------------------------------------------
Small Cap Fund

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders .......................................................3

Small Cap Fund
   Statement of Assets and Liabilities .......................................6
   Statement of Operations ...................................................6
   Statements of Changes in Net Assets .......................................7
   Financial Highlights ......................................................7
   Notes to Financial Statements .............................................8
   Report of Independent Accountants .........................................9
   Tax Information ...........................................................9

Small Cap Portfolio
   Schedule of Portfolio Investments ........................................10
   Statement of Assets and Liabilities ......................................12
   Statement of Operations ..................................................12
   Statements of Changes in Net Assets ......................................13
   Financial Highlights .....................................................13
   Notes to Financial Statements ............................................14
   Report of Independent Accountants ........................................15

Proxy Results ...............................................................16

                                   ----------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                                   ----------

--------------------------------------------------------------------------------
Small Cap Fund

Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the Small Cap Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY

Small capitalization growth stocks experienced significant volatility throughout the twelve months ended September 30, 1999. Small cap relative performance also diverged rather dramatically from the first half of this fiscal year to the second. For the first half, equities in general were strong, but the small cap sector lagged, as concerns over both foreign and domestic economies kept investor preference toward large-capitalization stocks. During the second half of the fiscal year, equities in general produced lackluster performance, and the small cap sector, as measured by the Russell 2000 Index, returned 8.25%, far outperforming the S&P 500 return of 0.36% for the same six months. In fact, small capitalization stocks, and small capitalization growth stocks in particular, were the best performing U.S. equity sector for the six months ended September 30, 1999. While small cap stocks still underperformed large caps for the fiscal year, the growth segment within the small cap sector outperformed both large cap and mid cap stocks for the twelve months.

The first half of the Fund's fiscal year began in October 1998 with a continuation of the summer's sharp sell off in small cap growth stocks as well as in the broader equity markets, followed by an even more pronounced recovery quickly thereafter.

o The U.S. stock markets reacted favorably to three Federal Reserve Board easings in the fall of 1998, interest rate cuts in a number of other countries, better coordination of international monetary policy, receding concerns of a global credit crunch, positive earnings reports, and an ongoing strong U.S. economy with low inflation and healthy consumer spending. This market recovery was particularly apparent in the sharp improvement of internet-related stocks.

o The small cap market rally that began in mid-October continued into the first quarter of 1999, only to become subject to fears and uncertainty again in February. Ironically, a very positive economic and broader market environment raised concerns that, at best, the Federal Reserve Board was on hold with respect to interest rates and, perhaps, may act to raise rates at the first sign of inflation.

o After the February sell-off, March witnessed a rebound in the small cap equity market once again, as subsequent economic reports pointed to a continuation of economic growth with little or no evidence of inflation. Investors continued to be attracted to companies and industries exhibiting strong growth trends, such as those in the technology and internet sectors. Still, investors' preference for larger, more liquid names remained.

The second half of the Fund's fiscal year began with a sharp shift in investor preference from larger, growth and technology-oriented names to smaller, value and more economically cyclical stocks, following economic data indicating that the worst of the Asian financial crisis was apparently over.

o The combination of expectations of improving fundamentals as well as low valuations for long-ignored economically sensitive stocks, such as those in the paper, chemical and steel industries, served to propel these value-oriented stocks at the expense of larger company growth stocks during both April and May.

o This broadening of the stock market also included strong performance by smaller and mid-sized companies as worries about world economies abated.

o Still, market volatility continued throughout the second calendar quarter as strong economic data led the Federal Reserve Board to officially shift in mid-May from a neutral stance to a bias toward raising interest rates. Additional economic data released throughout the quarter continued to show robust U.S. economic growth with little sign of inflation.

o Investors began to believe that the Federal Reserve Board would raise rates in a limited manner rather than make a series of increases, and equity markets reflected this optimism toward the end of June with broad-based strength.

o On June 30, the Federal Reserve Board did, in fact, increase the fed funds rate by 0.25% and signaled it would be resuming its neutral stance.

The third calendar quarter witnessed weakness across all U.S. equity sectors on renewed fears of further interest rate increases.

o Economic data pointed to a still robust U.S. economy, a slight uptick in the rate of wage growth, and stronger global economic growth in Europe, Asia, and even Japan.

o Financial markets grew concerned that synchronized global growth would lead to inflation.

o Against this backdrop, the Federal Reserve Board raised the fed funds rate by another 0.25% on August 24.

o In September, the U.S. equity markets continued to be volatile and nervous, as the U.S. economy remained vibrant and economic momentum continued to build around the world.

Throughout the annual period, small cap companies exhibited strong earnings growth, positive fundamentals, and attractive relative valuations. In fact, small cap relative P/E ratios as compared to large cap P/E ratios were, as of September 30, 1999, still at multi-decade lows.

INVESTMENT REVIEW

The Fund significantly outperformed its benchmarks for the twelve month period, particularly well worth noting given the extremely high volatility in the small cap equity market during this annual period. Specific stock selection and sector positioning bolstered Fund performance.

For example, in the fourth quarter of 1998, the Fund was overweight in the two best performing sectors, i.e. technology and health care. Also having a positive impact on relative performance were underweight positions in the energy, financial services, and materials & processing sectors. In the first quarter of 1999, technology continued to be one of the top performing sectors and the Fund remained overweight there.

--------------------------------------------------------------------------------
Ten Largest Stock Holdings
--------------------------------------------------------------------------------
Mercury Interactive Corp.    3.70%        Pinnacle Systems, Inc.           1.84%
Calpine Corp.                2.60%        Medical Manager Corp.            1.81%
ATMI, Inc.                   2.12%        Transwitch Corp.                 1.74%
Micrel, Inc.                 2.01%        T-HQ, Inc.                       1.68%
Hispanic Broadcasting Corp.  1.92%        Pacific Sunwear of California    1.64%
--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Periods ended September 30, 1999       Cumulative Total Returns                 Average Annual Total Returns
--------------------------------------------------------------------------------------------------------------------
                                 Past 1    Past 3    Past 5   Since          Past 1    Past 3   Past 5     Since
                                  year      years     years  inception        year      years    years   inception
--------------------------------------------------------------------------------------------------------------------
 Small Cap Fund1
   (inception 10/21/93)          46.52%    23.72%   149.41%   189.31%        46.52%     7.35%   20.06%     19.58%
--------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index2             19.07%    28.43%    79.30%    79.36%        19.07%     8.70%   12.39%     10.38%
--------------------------------------------------------------------------------------------------------------------
 Russell 2000 Growth Index2      32.63%    22.97%    77.50%    74.02%        32.63%     7.14%   12.16%      9.81%
--------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap Growth
   Average/3                     43.76%    33.58%   105.33%   103.88%        43.76%     9.58%   15.03%     12.41%
--------------------------------------------------------------------------------------------------------------------

                    Diversification of Portfolio Investments

                        By Theme as of September 30, 1999
                     (percentages are based on market value)

New Consumer                          8%
New Healthcare Paradigm               4%
Energizing the Globe                 11%
Our Stengthening Financial Structure  5%
Stores of Value                       5%
Miscellaneous/1                       18%
Client Server Computing               5%
Managing the Information Age          4%
The Ubiquitous Semiconductor          9%
Cash                                 15%
America's Changing Leisure Time       7%
Special Situations                    5%
Life on the Net                       4%
- ----------
1/ Includes themes with weightings of less than 4%.

The Fund's relative performance was impacted negatively by investors' sharp shift from growth to value stocks in April and May. More specifically, the Fund's overweight positions in energy and technology helped during the second quarter of 1999, but its underweight positions in such top performing value-oriented sectors as autos & transportation, materials & processing, and utilities detracted from Fund performance. During the third calendar quarter, energy and technology, where the Fund remained overweight, continued to outperform, and the value-oriented sectors that did well in the previous quarter now underperformed. Thus the Fund's underweighting in these poorer performing sectors had a positive effect.

MANAGER OUTLOOK

The U.S. continues to experience tight labor markets, although signs of inflation remain scant. Internationally, few inflationary pressures are expected due to the economic capacity that exists. Stronger economic growth abroad may weigh on U.S. financial markets, as synchronized global growth raises the fear of overheating in the U.S. However, we continue to believe that a cycle of full-blown overheating in the U.S. economy is unlikely due to the slack still remaining in overseas markets. We also expect the Federal Reserve Board to stay vigilant on the inflation front.

Although we anticipate future periods of volatility in the marketplace while global and domestic economic and political events run their course, we remain optimistic regarding small cap stocks in general. Small cap fundamentals remain strong, earnings growth healthy, and relative valuations attractive. We expect strong third quarter earnings to be reported shortly and, to date, have seen a relative scarcity of negative earnings preannouncements.

Given the recent high volatility in the stock market, it is also important to keep in mind that we remain disciplined in our process, and we continue to:

o focus on companies that offer compelling valuations relative to their growth rates

o  focus on companies that have strong, consistent earnings and revenue growth

o use extensive fundamental research to identify attractive investment opportunities in unrecognized growth companies and sectors

o  strictly adhere to our sell discipline to help mitigate risk, and

o use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital growth.

/s/ Mary P. Dugan          /s/ Audrey M.T. Jones         /s/ John P. Callaghan

             Mary P. Dugan, Audrey M.T. Jones, and John P. Callaghan
                            Portfolio Managers of the
                               Small Cap Portfolio
                               September 30, 1999

1/ Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
2/ Indices are unmanaged, and investments cannot be made in an index. The
   Russell 2000 Index is a capitalization weighted index which is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with a greater than average growth orientation.
3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
Small Cap Fund

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in
Value of a $10,000
Investment in the
Small Cap Fund and the
Russell 2000 Index since
October 31, 1993.

--------------------------------------------
        Total Return for the Year
        Ended September 30, 1999

One Year     Five Year     Since 10/21/931
 46.52%      20.06%/2         19.58%/2

1/ The Fund's inception date.
2/ Annualized.

Investment return and principal
value will fluctuate so that shares,
when redeemed, may be worth more
or less than their original cost.
--------------------------------------------

Small Cap Fund - $28,931                Russell 2000 Index - $17,936
--------------------------                ----------------------------
Oct-93  10000                           Oct-93    10000
Mar-94  10375                           Mar-94    9735
Sep-94  11451                           Sep-94    10004
Mar-95  14107                           Mar-95    10272
Sep-95  18263                           Sep-95    12345
Mar-96  21049                           Mar-96    13256
Sep-96  23074                           Sep-96    13967
Mar-97  17517                           Mar-97    13933
Sep-97  27217                           Sep-97    18602
Mar-98  26987                           Mar-98    19788
Sep-98  19745                           Sep-98    15063
Mar-99  26616                           Mar-99    16570
Sep 99  28931                           Sep 99    17936

Past performance is not indicative of future performance. Performance figures assume the reinvestment of dividends and capital gain distributions.

--------------------------------------------------------------------------------
Small Cap Fund

Statement of Assets and Liabilities September 30, 1999
--------------------------------------------------------------------------------

Assets
   Investment in Small Cap Portfolio, at Value ..............................................      $ 215,304,983
   Receivable for Shares of Beneficial Interest Subscribed ..................................          1,300,011
   Prepaid Expenses and Other ...............................................................             27,468
                                                                                                   -------------
Total Assets ................................................................................        216,632,462
                                                                                                   -------------
Liabilities
   Due to Bankers Trust .....................................................................             65,906
   Payable for Shares of Beneficial Interest Redeemed .......................................            251,632
   Accrued Expenses and Other ...............................................................             42,624
                                                                                                   -------------
Total Liabilities ...........................................................................            360,162
                                                                                                   -------------
Net Assets ..................................................................................      $ 216,272,300
                                                                                                   =============
Composition of Net Assets
   Paid-in Capital ..........................................................................      $ 145,324,751
   Accumulated Net Realized Gain from Investment Transactions ...............................         31,982,126
   Net Unrealized Appreciation on Investment ................................................         38,965,423
                                                                                                   -------------
Net Assets ..................................................................................      $ 216,272,300
                                                                                                   =============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by
shares outstanding) .........................................................................      $       21.89
                                                                                                   =============
Shares Outstanding ($0.001 par value per share, unlimited number of shares
   of beneficial interest authorized) .......................................................          9,881,175
                                                                                                   =============

--------------------------------------------------------------------------------
Statement of Operations For the year ended September 30, 1999
--------------------------------------------------------------------------------

Investment Income
   Expenses in Excess of Income Allocated from Small Cap Portfolio, net .....................      $    (188,887)
                                                                                                   -------------
Expenses
   Administration and Services Fees .........................................................          1,327,846
   Printing and Shareholder Reports .........................................................             37,734
   Professional Fees ........................................................................             36,988
   Registration Fees ........................................................................             20,442
   Trustees Fees ............................................................................              6,013
   Miscellaneous ............................................................................              8,737
                                                                                                   -------------
   Total Expenses ...........................................................................          1,437,760
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ....................................           (105,550)
                                                                                                   -------------
      Net Expenses ..........................................................................          1,332,210
                                                                                                   -------------
Expenses in excess of income ................................................................         (1,521,097)
                                                                                                   -------------
Realized and Unrealized Gain on Investment
   Net Realized Gain from Investment Transactions ...........................................         49,022,740
   Net Change in Unrealized Appreciation/Depreciation on Investment .........................         30,229,250
                                                                                                   -------------
Net Realized and Unrealized Gain on Investment ..............................................         79,251,990
                                                                                                   -------------
Net Increase in Net Assets from Operations ..................................................      $  77,730,893
                                                                                                   =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  For the            For the
                                                                                 year ended         year ended
                                                                             September 30, 1999 September 30, 1998
                                                                             ------------------ ------------------
Increase (Decrease) in Net Assets from:
Operations
   Expenses in Excess of Income .............................................  $   (1,521,097)    $   (2,042,216)
   Net Realized Gain from Investment Transactions ...........................      49,022,740          3,536,499
   Net Change in Unrealized Appreciation/Depreciation on Investment .........      30,229,250        (73,838,071)
                                                                               --------------     --------------
Net Increase (Decrease) in Net Assets from Operations .......................      77,730,893        (72,343,788)
                                                                               --------------     --------------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions ...........................        (593,090)       (11,612,132)
   In Excess of Net Realized Gains from Investment Transactions .............              --        (13,960,209)
                                                                               --------------     --------------
Total Distributions .........................................................        (593,090)       (25,572,341)
                                                                               --------------     --------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares ............................................     162,501,561        299,805,325
   Dividend Reinvestments ...................................................         422,175         17,676,714
   Cost of Shares Redeemed ..................................................    (196,099,298)      (333,578,059)
                                                                               --------------     --------------
Net Decrease from Capital Transactions in Shares of Beneficial Interest .....     (33,175,562)       (16,096,020)
                                                                               --------------     --------------
Total Increase (Decrease) in Net Assets .....................................      43,962,241       (114,012,149)
Net Assets
Beginning of Year ...........................................................     172,310,059        286,322,208
                                                                               --------------     --------------
End of Year .................................................................  $  216,272,300     $  172,310,059
                                                                               ==============     ==============

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Small Cap Fund.

                                                                                 For the years ended
                                                                                    September 30,
                                                             --------------------------------------------------------
                                                               1999        1998        1997        1996        1995
                                                               ----        ----        ----        ----        ----
Per Share Operating Performance:
Net Asset Value, Beginning of Period ......................  $  14.96    $  23.68    $  21.66    $  18.50    $  11.60
                                                             --------    --------    --------    --------    --------
Income from Investment Operations
   Expenses in Excess of Income ...........................     (0.15)      (0.18)      (0.14)      (0.12)      (0.04)
   Net Realized and Unrealized Gain (Loss)
      on Investment .......................................      7.13       (6.24)       3.58        4.65        6.94
                                                             --------    --------    --------    --------    --------
Total Income (Loss) from Investment Operations ............      6.98       (6.42)       3.44        4.53        6.90
                                                             --------    --------    --------    --------    --------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions .........     (0.05)      (1.04)      (1.42)      (1.37)         --
   In Excess of Net Realized Gains ........................        --       (1.26)         --          --          --
                                                             --------    --------    --------    --------    --------
Total Distributions .......................................     (0.05)      (2.30)      (1.42)      (1.37)         --
                                                             --------    --------    --------    --------    --------
Net Asset Value, End of Period ............................  $  21.89    $  14.96    $  23.68    $  21.66    $  18.50
                                                             ========    ========    ========    ========    ========
Total Investment Return ...................................     46.52%     (28.38)%     17.90%      26.41%      59.48%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) ...............  $216,272    $172,310    $286,322    $242,236    $122,935
   Ratios to Average Net Assets:
      Expenses in Excess of Income ........................     (0.74)%     (0.87)%     (0.89)%     (0.70)%     (0.46)%
      Expenses, Including Expenses of the
        Small Cap Portfolio ...............................      1.25%       1.25%       1.25%       1.25%       1.25%
      Decrease Reflected in Above Expense Ratio Due to
        Fees Waived/Expenses Reimbursed by Bankers Trust ..      0.21%       0.19%       0.03%       0.22%       0.34%

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
Small Cap Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization

BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Small Cap Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on October 21, 1993. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Small Cap Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1999, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Valuation

Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements.

C. Investment Income

The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions

It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

E. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. Other

The Trust accounts separately for the assets, liabilities, and operations of each fund. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to all of the Trust's funds are allocated among them. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .65% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Shares of Beneficial Interest

At September 30, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                   For the year ended             For the year ended
                   September 30, 1999             September 30, 1998
              ---------------------------     ---------------------------
                 Shares         Amount           Shares         Amount
                 ------         ------           ------         ------
Sold            8,607,904   $ 162,501,561      15,646,669   $ 299,805,325
Reinvested         24,817         422,175       1,021,185      17,676,714
Redeemed      (10,266,076)   (196,099,298)    (17,243,267)   (333,578,059)
              -----------    ------------     -----------    ------------
Net Decrease   (1,633,355)  $ (33,175,562)       (575,413)  $ (16,096,020)
              ===========   =============     ===========   =============

--------------------------------------------------------------------------------
Small Cap Fund

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Trustees of BT Investment Funds and
Shareholders of Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Fund (one of the funds comprising BT Investment Funds, hereafter referred to as the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 16, 1999

--------------------------------------------------------------------------------
Tax Information (Unaudited For the Year Ended September 30, 1999)
--------------------------------------------------------------------------------
The Fund made ordinary distributions during the year ending September 30, 1999, of which $0.02 per share qualify for the dividends received deduction available to corporate shareholders.

--------------------------------------------------------------------------------
Small Cap Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------

  Shares              Description                               Value
  ------              -----------                               -----
           Common Stocks - 85.6%

           America's Changing Leisure Time - 6.2%
    83,700 Championship Auto Racing/1 ....................  $   2,176,200
    91,700 Cinar Corp. - Class B Sub Mg/1 ................      2,773,925
    54,200 Hispanic Broadcasting Corp./1 .................      4,125,975
    35,800 P.F. Changs China Bistro, Inc./1 ..............        774,175
    84,050 T-HQ, Inc./1 ..................................      3,624,656
                                                            -------------
                                                               13,474,931
                                                            -------------

           Client-Server Computing - 5.2%
    90,800 BEA Systems, Inc./1 ...........................      3,206,375
   123,500 Mercury Interactive Corp./1 ...................      7,973,469
                                                            -------------
                                                               11,179,844
                                                            -------------

           Energizing The Globe - 11.1%
   103,800 BJ Services Co./1 .............................      3,302,138
    65,900 Calpine Corp./1 ...............................      5,605,619
    44,000 Cooper Cameron Corp./1 ........................      1,661,000
    65,900 Devon Energy Corp. ............................      2,730,731
   174,100 Global Industries, Ltd./1 .....................      1,414,563
   111,000 Noble Drilling Corp./1 ........................      2,428,125
   113,300 Sante Fe International ........................      2,443,031
    54,700 Smith International, Inc./1 ...................      2,215,350
    83,300 Tidewater, Inc. ...............................      2,124,150
                                                            -------------
                                                               23,924,707
                                                            -------------

           Flourishing In The Managed
           Care Environment - 3.2%
   163,200 Caremark Rx/1 .................................        918,000
    78,500 Medical Manager Corp./1 .......................      3,905,375
    76,000 Trigon Healthcare, Inc./1 .....................      2,194,500
                                                            -------------
                                                                7,017,875
                                                            -------------

           Interactive Media - 3.0%
    58,500 ANTEC Corp./1 .................................      3,107,812
    72,000 Polycom  Corp./1 ..............................      3,431,250
                                                            -------------
                                                                6,539,062
                                                            -------------

           Life On The Net - 4.3%
    38,300 Art Technology Group/1 ........................      1,457,794
    26,400 Cheap Tickets, Inc./1 .........................        854,700
    45,600 Infospace.com, Inc./1 .........................      1,875,300
    78,500 Insight Communications/1 ......................      2,247,062
    39,700 Interworld Corp. ..............................      1,434,162
    55,200 National Info. Consortium/1 ...................      1,362,750
                                                            -------------
                                                                9,231,768
                                                            -------------

           Life Sciences Revolution - 3.2%
    45,900 Alkermes, Inc./1 ..............................      1,322,494
   176,600 Cell Genesys, Inc./1 ..........................      1,390,725
    95,800 Enzon, Inc./1 .................................      2,921,900
   175,300 Nanogen, Inc./1 ...............................      1,270,925
                                                            -------------
                                                                6,906,044
                                                            -------------

           Managing The Information Age - 3.9%
    21,200 Check Point Software/1 ........................      1,790,075
    50,500 Dendrite International/1 ......................      2,386,125
    11,000 Emulex Corp./1 ................................        944,625
    21,100 Investment Technology Group, Inc. .............        485,300
    71,600 Whittman-Hart, Inc./1 .........................      2,776,737
                                                            -------------
                                                                8,382,862
                                                            -------------

 Shares               Description                               Value
 ------               -----------                               -----
           Move to Outsourcing - 1.5%
    20,900 Bisys Group, Inc./1 ...........................  $     980,341
    32,250 Eagle USA Airfreight, Inc./1 ..................        965,484
    28,300 US Freightways Corp. ..........................      1,340,713
                                                            -------------
                                                                3,286,538
                                                            -------------

           New Consumer - 8.3%
    72,800 Ann Taylor Stores Corp./1 .....................      2,975,700
    60,750 Fossil Inc./1 .................................      1,644,047
    57,200 K-Swiss .......................................      1,805,375
   126,300 Pacific Sunwear of California1 ................      3,540,347
   111,500 Too, Inc. .....................................      2,000,031
    55,900 Williams-Sonoma, Inc./1 .......................      2,714,644
    82,200 Zale Corp./1 ..................................      3,149,288
                                                            -------------
                                                               17,829,432
                                                            -------------

           New Health Care Paradigm - 5.5%
    66,900 Accredo Health, Inc./1 ........................      2,107,350
    20,000 ANDRX Corp./1 .................................      1,170,625
   139,300 IVAX Corp./1 ..................................      2,298,450
    54,600 Medquist, Inc./1 ..............................      1,825,688
    73,200 Resmed, Inc./1 ................................      2,420,175
    80,000 Sonosight, Inc./1 .............................      2,090,000
                                                            -------------
                                                               11,912,288
                                                            -------------

           Our Strengthening Financial Structure - 5.1%
    94,900 Annuity and Life Re (Holdings) ................      2,360,637
    84,100 Banks United Corp., - Class  A ................      2,722,737
    30,000 Golden State Bank .............................        538,125
   130,200 Labranche & Company ...........................      1,456,613
    80,366 Legg Mason, Inc. ..............................      3,079,022
    66,200 Mutual Risk Management Ltd. ...................        810,950
                                                            -------------
                                                               10,968,084
                                                            -------------

           Productivity Enhancement - 2.5%
    73,300 Cognex Corp./1 ................................      2,212,744
   100,800 Pairgain Technologies/1 .......................      1,285,200
    52,800 Symantec Corp./1 ..............................      1,899,150
                                                            -------------
                                                                5,397,094
                                                            -------------

           Return to Home Ownership - 0.4%
    26,300 Linens 'N Things, Inc./1 ......................        887,625
                                                            -------------

           Revaluation of Real Estate - 0.1%
     8,600 LNR Property Corp. ............................        175,225
                                                            -------------

           Special Situations - 5.2%
    68,900  Armco, Inc./1 .................................       482,300
   120,900 Atlantic Coast Airlines, Inc./1 ...............      2,145,975
    75,400 CSK Auto Corp./1 ..............................      1,644,662
    93,400 Pinnacle Systems, Inc./1 ......................      3,957,825
    16,200 Rayonier, Inc. ................................        680,400
    96,300 Universal Foods Corp./1 .......................      2,208,881
                                                            -------------
                                                               11,120,043
                                                            -------------

           Stores of Value - 4.8%
    52,900 99 Cents Only Stores/1 ........................      1,911,013
    65,300 American Eagle Outfitters/1 ...................      3,162,969
    62,500 Ames Department Stores, Inc./1 ................      1,992,188
   107,700 BJ's Wholesale Club, Inc./1 ...................      3,183,881
                                                            -------------
                                                               10,250,051
                                                            -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------

  Shares              Description                               Value
  ------              -----------                               -----
           Telecommunications - 2.8%
    20,300 Harmonic Lightwaves, Inc./1 ...................  $   2,655,494
    56,300 Viatel, Inc./1 ................................      1,664,369
    42,000 WinStar Communications, Inc./1 ................      1,640,625
                                                            -------------
                                                                5,960,488
                                                            -------------

           The Ubiquitous Semiconductor - 9.3%
    29,800 Alpha Industries, Inc./1 .....................       1,680,906
   122,300 ATMI, Inc./1 .................................       4,563,319
    26,100 Credence Systems Corp./1 .....................       1,171,237
    58,900 DII Group, Inc./1 ............................       2,072,544
    80,400 Lattice Semiconductor Corp. ..................       2,386,875
    99,800 Micrel, Inc./1 ...............................       4,328,825
    65,550 Transwitch Corp./1 ...........................       3,736,350
                                                            -------------
                                                               19,940,056
                                                            -------------
Total Common Stocks (Cost $147,187,050) ..................    184,384,017
                                                            -------------

  Shares              Description                               Value
  ------              -----------                               -----
           Short Term Instrument - 17.3%
           Mutual Fund
37,204,894 Institutional Cash Management Fund
             (Cost $37,204,894) ..........................  $  37,204,894
                                                            -------------

Total Investments (Cost $184,391,944) ........... 102.9%      221,588,911
Liabilities in Excess of Other Assets ...........  (2.9)%      (6,283,901)
                                                  -----     -------------
Net Assets ...................................... 100.0%    $ 215,305,010
                                                  =====     =============
-------------
1/ Non-Income Producing Security.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Portfolio

Statement of Assets and Liabilities  September 30, 1999
--------------------------------------------------------------------------------

Assets
   Investments, at Value (Cost of $184,391,944) .......................     $221,588,911
   Receivable for Fund Shares Sold ....................................          979,955
   Receivable for Securities Sold .....................................        4,323,575
   Dividends and Interest Receivable1 .................................          151,440
                                                                            ------------
Total Assets ..........................................................      227,043,881
                                                                            ------------
Liabilities
   Payable for Securities Purchased ...................................       11,601,729
   Due to Bankers Trust ...............................................          100,068
   Accrued Expenses and Other .........................................           37,074
                                                                            ------------
Total Liabilities .....................................................       11,738,871
                                                                            ------------
Net Assets ............................................................     $215,305,010
                                                                            ============
Composition of Net Assets
   Paid-in Capital ....................................................     $178,108,043
   Net Unrealized Appreciation on Investments .........................       37,196,967
                                                                            ------------
Net Assets ............................................................     $215,305,010
                                                                            ============

1/ Includes $146,899 from the Portfolio's investment in the Institutional Cash
   Management Fund.

--------------------------------------------------------------------------------

Statement of Operations For the year ended September 30, 1999
--------------------------------------------------------------------------------

Investment Income
   Dividends ..........................................................     $  1,037,663
                                                                            ------------
Expenses
   Advisory Fees ......................................................        1,290,625
   Administration and Services Fees ...................................          204,425
   Professional Fees ..................................................           32,843
   Trustees Fees ......................................................            6,147
   Miscellaneous ......................................................            1,643
                                                                            ------------
   Total Expenses .....................................................        1,535,683
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ..............         (309,133)
                                                                            ------------
      Net Expenses ....................................................        1,226,550
                                                                            ------------
Expenses in Excess of Investment Income ...............................         (188,887)
                                                                            ------------
Realized and Unrealized Gain on Investments
   Net Realized Gain from Investment Transactions .....................       49,022,746
   Net Change in Unrealized Appreciation/Depreciation on Investments ..       30,229,254
                                                                            ------------
Net Realized and Unrealized Gain on Investments .......................       79,252,000
                                                                            ------------
Net Increase in Net Assets from Operations ............................     $ 79,063,113
                                                                            ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                       For the                 For the
                                                                                     year ended              year ended
                                                                                 September 30, 1999      September 30, 1998
                                                                                 ------------------      ------------------
Increase (Decrease) in Net Assets from:
Operations
   Expenses in Excess of Investment Income ...............................          $    (188,887)          $    (523,836)
   Net Realized Gain from Investment Transactions ........................             49,022,746               3,536,500
   Net Change in Unrealized Appreciation/Depreciation on Investments .....             30,229,254             (73,816,547)
                                                                                    -------------           -------------
Net Increase (Decrease) in Net Assets from Operations ....................             79,063,113             (70,803,883)
                                                                                    -------------           -------------
Capital Transactions
   Proceeds from Capital Invested ........................................            160,986,273             320,120,726
   Value of Capital Withdrawn ............................................           (198,015,755)           (361,923,813)
                                                                                    -------------           -------------
Net Decrease in Net Assets from Capital Transactions .....................            (37,029,482)            (41,803,087)
                                                                                    -------------           -------------
Total Increase (Decrease) in Net Assets ..................................             42,033,631            (112,606,970)
Net Assets
Beginning of Year ........................................................            173,271,379             285,878,349
                                                                                    -------------           -------------
End of Year ..............................................................          $ 215,305,010           $ 173,271,379
                                                                                    =============           =============

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the Small Cap Portfolio.

                                                                  For the years ended September 30,
                                                   -------------------------------------------------------------
                                                     1999          1998         1997         1996         1995
                                                     -----         -----        -----        -----        -----
Income from Investment Operations
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) .....  $215,305      $173,271     $285,878     $245,615     $123,828
   Ratios to Average Net Assets:
      Net Investment Income (Expenses in
        Excess of Investment Income) ............     (0.09)%       (0.22)%      (0.24)%      (0.05)%       0.19%
      Expenses ..................................      0.60%         0.60%        0.60%        0.60%        0.60%
      Decrease Reflected in Above Expense
        Ratio Due to Fees Waived/Expenses
        Reimbursed by Bankers Trust .............      0.15%         0.17%        0.17%        0.17%        0.19%
   Portfolio Turnover Rate ......................       159%          182%         188%         159%         161%

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------
Note 1--Organization and Significant Accounting Policies

A. Organization

The Small Cap Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and began operations on October 21, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation

The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Interest income includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded by the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Agreement, Bankers Trust manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies in return for a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to
 .60% of the average daily net assets of the Portfolio.

The Portfolio may invest in the Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio as of September 30, 1999 amounted to $854,409 and are included in dividend income.

At September 30, 1999, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $100,000,000, which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. On October 8, 1999, the revolving credit facility was increased to $150,000,000. No amounts were drawn down or outstanding under the credit facility for the year ended September 30, 1999.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1999 were $294,641,612 and $344,889,776, respectively.

The tax basis of investments held at September 30, 1999 was $184,507,934. The aggregate gross unrealized appreciation for all investments was $44,802,597 and the aggregate gross unrealized depreciation for all investments was $7,721,620.

--------------------------------------------------------------------------------
Small Cap Portfolio

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Trustees and Holders of Beneficial Interest of
Small Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Portfolio (hereafter referred to as the "Portfolio") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 16, 1999

--------------------------------------------------------------------------------
Small Cap Fund

Proxy Results (unaudited)
--------------------------------------------------------------------------------
For the year ended September 30, 1999, the Bankers Trust Funds shareholders voted on the following proposals at the annual meeting of shareholders on October 8, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

1.  To elect the Bankers Trust Funds Board of Trustees.
                                     Shares             Shares Voted
                                      Voted               Withheld
                                       For                Authority
                                    ---------           ------------
    Messr Biggar                    7,590,046              12,987
    Messr Dill                      7,590,046              12,987
    Messr Hale                      7,590,046              12,987
    Messr Langton                   7,590,046              12,987
    Messr Saunders                  7,590,046              12,987
    Messr Van Benschoten            7,590,046              12,987
    Dr. Gruber                      7,590,046              12,987
    Dr. Herring                     7,590,046              12,987

2.  To approve the New Investment Advisory Agreement with Bankers Trust Company.
                                       For              Against         Abstain
                                    ---------           -------         -------
                                    7,596,993            1,445           4,595

3.  To approve the New Investment Advisory Agreement with Morgan Grenfell, Inc.
                                       For              Against         Abstain
                                    ---------           -------         -------
                                    7,575,992           22,557           4,484

4. To approve the New Investment Sub-advisory Agreement with Bankers Trust Company.
                                       For              Against         Abstain
                                    ---------           -------         -------
                                    7,596,993            1,445           4,595

5. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund and its corresponding Portfolio.
                                       For              Against         Abstain
                                    ---------           -------         -------
                                    7,592,466            8,466           2,101

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

                       This page intentionally left blank.

                       This page intentionally left blank.

[Graphic Omitted]  Bankers Trust
Architects of Value

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write
to us at:                      BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Small Cap Fund                                                  CUSIP #055922769
BT Investment Funds                                             498ANN (9/99)

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                                                       EXHIBIT C



                           Deutsche Asset Management





                                  Mutual Fund
                                     Prospectus
                                           January 31, 2000



                                           Investment Class




Small Cap
formerly a BT Mutual Fund



[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities and
Exchange Commission nor has the Securities and                        A Member of the
Exchange Commission passed upon the accuracy or                       Deutsche Bank Group  [/]
adequacy of this prospectus.  Any representation to the
contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of Small Cap--Investment Class

Goal: The Fund invests for long-term capital growth.
Core Strategy: The Fund invests primarily in stocks and other equity securities of smaller U.S. companies.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in stocks and other equity securities of companies with small market capitalizations. The Fund searches for small companies whose share price does not reflect its prospects by looking at factors such as the company's financial strength and technological opportunities.
--------------------------------------------------------------------------------

Small Cap--Investment Class

Overview of Small Cap--Investment Class

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at Small Cap--Investment Class

Objective..................................................................   7
Strategy...................................................................   7
Principal Investments......................................................   7
Investment Process.........................................................   7
Risks......................................................................   8
Management of the Fund.....................................................   8

Calculating the Fund's Share Price..........................................  10
Performance Information.....................................................  10
Dividends and Distributions.................................................  10
Tax Considerations..........................................................  10
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of Small Cap--Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . Stocks that we have selected could perform poorly;
 . Small company stock returns could trail stock market returns generally because of the liquidity risks specific to small company investing: greater share-price volatility and fewer buyers for small company shares in periods of economic or stock market stress. Such lack of liquidity may accelerate a prevailing downward price trend and limit the Fund's ability to exit from an unsuccessful investment; or
 . The stock market could decline or could underperform other investments.
WHO SHOULD CONSIDER INVESTING
IN THE FUND

You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in large company and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

On September 8, 1999, the Board of Trustees of the Small Cap fund voted to recommend the reorganization of the Morgan Grenfell Smaller Companies Fund into Small Cap fund. The merger requires the approval of the Morgan Grenfell Smaller Companies Fund's shareholders. A special meeting of shareholders will be held for this purpose. If shareholders approve the merger, shares of Morgan Grenfell Smaller Companies Fund will be converted to shares of Small Cap.

An investment in Small Cap is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                         Overview of Small Cap--Investment Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on October 20, 1993 (its inception date). The table compares the Fund's average annual return with the Russell 2000 Index over the last one and five years, and since inception. The Index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The Russell 2000 Index is a widely accepted benchmark of small company stock performance. It is a model, not an actual portfolio and is a subset of the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 tracks the 2000 smallest companies in the Russell 3000 Index. As of May 31, 1999, the Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of June 30, 1999, the average market capitalization was approximately $526.4 million; the median market capitalization was approximately $428.0 million. The largest company in the index had an approximate market capitalization of $1,349.8 million.

 Year-by-Year Returns
 (each full calendar year since inception)

                             [CHART APPEARS HERE]

                              1994         19.31%
                              1995         58.57%
                              1996          6.90%
                              1997         13.16%
                              1998          6.15%
                              1999         44.75%


Since inception, the Fund's highest return in any calendar quarter was 30.11% (third quarter 1997) and its lowest quarterly return was -24.39% (third quarter
1998). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED 12/31/99

                                 Average Annual Returns
                    1 Year 5 Year       Since Inception
                                  (October 21, 1993)/1/
  Small Cap -
   Investment
  Class             44.75% 24.13%        23.41%
 ------------------------------------------------------
  Russell 2000
  Index             21.26% 16.69%        12.99%
 ------------------------------------------------------

 /1/ The Russell 2000 Index is calcu-
 lated from October 31, 1993.
--------------------------------------------------------------------------------

Overview of Small Cap--Investment Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Information on the annual operating expenses reflects the expenses of both the Fund and the Small Cap Portfolio, the master portfolio into which the Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus).

/2/The investment adviser and administrator have agreed for the 16 months from the Fund's fiscal year end of September 30, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/3/For the first 16 months, the expense example takes into account the fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES

                      Percentage of average
                        daily net assets/1/
  Management Fees                      0.65%
 ---------------------------------------------------
  Distribution and
   Service (12b-1)
   Fees                                None
 ---------------------------------------------------
  Other Expenses                       0.81%
 ---------------------------------------------------
  Total Fund
   Operating
   Expenses                            1.46%
 ---------------------------------------------------
  Less: Fee Waivers
   or Expense
   Reimbursements                     (0.21)%/2/
 ---------------------------------------------------
  Net Expenses                         1.25%
 ---------------------------------------------------


 Expense Example/3/

     1 Year                3 Years                           5 Years                           10 Years
      $127                  $434                              $771                              $1,723
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Small Cap--Investment Class

OBJECTIVE

Small Cap--Investment Class seeks long-term capital growth. Under normal circumstances, the Fund invests at least 65% of its total assets in the stock and other securities with equity characteristics of companies with market capitalizations, at the time we first purchase the shares, within the market capitalization range of the Russell 2000 Index.

The Fund invests for capital growth, not income; any dividend or interest in-come is incidental to the pursuit of its goal. While we give priority to capi-tal growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We invest for the long term. We are looking for small companies that have reached a pivotal point--companies that are ready to reap the benefits of technological change, companies that have begun to increase their market share, companies that have completed a turnaround or whose pace of growth is starting to accelerate. Normally, their share prices do not reflect their strong prospects--most investors have not yet discovered them. Two financial attributes set these companies apart:

 . evidence of above-average growth in revenues and earnings; and

 . a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.
--------------------------------------------------------------------------------

"Market capitalization" or "Market cap" provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price.

PRINCIPAL INVESTMENTS

The Fund normally owns stock in approximately 90 to 110 small companies at any one time. The Fund focuses principally on companies with market caps, at the time we purchase the stock, within the market capitalization range of the Russell 2000 Index.

The Fund may also invest up to 25% of its assets in the stocks of non-U.S. companies and up to 35% of its assets in large capitalization stocks. Under normal conditions, these two tactics would not comprise major elements of its strategy.

INVESTMENT PROCESS

The Fund's process begins with a methodical search for industries poised to do well. Before identifying individual companies, we seek to identify the industries that are undergoing positive change or that stand to benefit from broad demographic and cultural trends.

Once we have identified a likely industry, the exhaustive search begins for the most promising small companies within the industry. The Fund's research team meets frequently with the managements of investment candidates to gather a first-hand impression of their prospects. The team's investigative work relies on the analytical and forecasting tools that we have long applied and are continuously enhancing. The work demands intensive research: visits to a company's plants and frequent contact with its management, suppliers, customers and competitors.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

A Detailed Look at Small Cap--Investment Class


RISKS

Below we set forth some of the prominent risks associated with investing in small companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund for the following signs of negative change:

 . decelerating revenue or earnings growth;

 . loss of market share;

 . increasing levels of debt or decreasing levels of cash flow and working capital; and

 . a stock price that lags behind competitors'.

Small Company Risk. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the Fund holds the stocks of companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors.

Secondary Risks

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting
--------------------------------------------------------------------------------

                                  A Detailed Look at Small Cap--Investment Class

upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

John P. Callaghan

 . Co-Portfolio Manager of the master portfolio since 1999.

 . Portfolio Manager at Deutsche Asset Management, Inc. from 1997 to present,
  Odyssey Partners from 1996 to 1997 and Weiss Peck & Greer from 1993 to 1996.

 . AB in Economics from Harvard College and MBA from Harvard Business School.

Mary P. Dugan, CFA

 . Co-Portfolio Manager of the master portfolio since 1999.

 . Portfolio Manager in the investment adviser's small cap group from 1994 to 1999.

 . Securities Analyst at Fred Alger Management from 1992 to 1994 and at Dean
  Witter Reynolds from 1989 to 1992.

 . BA from the University of Rochester and MBA from New York University's Stern
  School of Business.

Audrey M. T. Jones, CFA

 . Co-Portfolio Manager of the master portfolio since 1999.

 . Portfolio Manager at Deutsche Asset Management, Inc. from 1986 to present.

 . BBA in Finance/Accounting from Pace University Lubin School of Business.

Other Services. Bankers Trust provides the administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your request for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services
--------------------------------------------------------------------------------

A Detailed Look at Small Cap--Investment Class

not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the Small Cap Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

  Transaction       Tax Status
  Income dividends  Ordinary income
 ----------------------------------
  Short-term
  capital gains
  distributions     Ordinary income
 ----------------------------------
  Long-term
  capital gains
  distributions     Capital gains
 ----------------------------------

Every year your Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

  Transaction   Tax Status

  Your sale of shares   Capital gains or losses
  owned
  more than one year
 ------------------------------------------------
  Your sale of shares   Gains treated as ordinary
  owned                 income; losses subject to
  for one year or less  special rules
 ------------------------------------------------


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.
--------------------------------------------------------------------------------

                                  A Detailed Look at Small Cap--Investment Class


BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone         1-800-730-1313
By mail          P.O. Box 219210
                 Kansas City, MO 64121-9210
By overnight     210 West 10th Street, 8th floor
 mail            Kansas City, MO 64105-1716

Retirement Service Center

By phone         1-800-677-7596
By mail          P.O. Box 219210
                 Kansas City, MO 64121-9210
By overnight     210 West 10th Street, 8th floor
 mail            Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

Initial purchase:                      Minimum amount:
  A standard account                            $2,500
  A retirement account                          $  500
  An automatic investment plan account          $1,000
Subsequent purchase:
  A standard account                            $  250
  A retirement account                          $  100
  An automatic investment plan account          $  100
Account balance:
  Non-retirement account                        $1,000
  Retirement account                              None

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to Small Cap--498.
By wire  Call the Service Center to set up
         a
         wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your service agent, or by calling the Retirement Service Center at 1-800-677-7596.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Fund you have selected, to the Service Center. The addresses are shown under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management (Mutual Funds)" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000 invested in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.
--------------------------------------------------------------------------------

A Detailed Look at Small Cap--Investment Class


WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/Mutual Funds
DDA no:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      Small Cap--498

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

 Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service Center or your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.
--------------------------------------------------------------------------------

                                  A Detailed Look at Small Cap--Investment Class


 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed

Special Shareholder Services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

 . Regular Investments: You can make regular investments of $100 or more automatically from your checking account bi-weekly, monthly, quarterly, or semi-annually.

 . Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $100, and the account must have a balance of at least $10,000 to qualify.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.
--------------------------------------------------------------------------------

A Detailed Look at the Small Cap--Investment Class

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                  For the year ended September 30,
                              1999       1998       1997       1996       1995
  Per Share Operating
  Performance:
  Net Asset Value,
  Beginning of Year           $14.96     $23.68     $21.66     $18.50     $11.60
 -------------------------------------------------------------------------------------
  Income from Investment
  Operations
  Expenses in Excess of
  Income                       (0.15)     (0.18)     (0.14)     (0.12)     (0.04)
 -------------------------------------------------------------------------------------
  Net Realized and
  Unrealized Gain (Loss)
  on Investment                 7.13      (6.24)      3.58       4.65       6.94
 -------------------------------------------------------------------------------------
  Total Income (Loss) from
  Investment Operations         6.98     (6.42)       3.44       4.53       6.90
 -------------------------------------------------------------------------------------
  Distributions to
  Shareholders
 -------------------------------------------------------------------------------------
  Net Realized Gain from
  Investment Transactions      (0.05)     (1.04)     (1.42)     (1.37)       --
 -------------------------------------------------------------------------------------
  In Excess of Net
  Realized Gains                 --       (1.26)       --         --         --
 -------------------------------------------------------------------------------------
  Total Distributions          (0.05)     (2.30)     (1.42)     (1.37)       --
 -------------------------------------------------------------------------------------
  Net Asset Value, End of
  Period                      $21.89     $14.96     $23.68     $21.66     $18.50
 -------------------------------------------------------------------------------------
  Total Investment Return      46.52%    (28.38)%    17.90%     26.41%     59.48%
 -------------------------------------------------------------------------------------
  Supplemental Data and
  Ratios:
  Net Assets, End of
  Period (000s Omitted)     $216,272   $172,310   $286,322   $242,236   $122,935
 -------------------------------------------------------------------------------------
  Ratios to Average Net
  Assets:
  Expenses in Excess of
  Income                       (0.74)%    (0.87)%    (0.89)%    (0.70)%    (0.46)%
 -------------------------------------------------------------------------------------
  Expenses, Including
  Expenses of the Small
  Cap Portfolio                 1.25%      1.25%      1.25%      1.25%      1.25%
 -------------------------------------------------------------------------------------
  Decrease Reflected in
  Above Expense Ratio Due
  to Fees Waived/Expenses
  Reimbursed by Bankers
  Trust                         0.21%      0.19%      0.03%      0.22%      0.34%
 -------------------------------------------------------------------------------------
  Portfolio Turnover
  Rate/1/                        159%       182%       188%       159%       161%
 -------------------------------------------------------------------------------------

 /1/The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.
--------------------------------------------------------------------------------

                      This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                    Service Center
                    P.O. Box 219210
                    Kansas City, MO 64121-9210
or call our toll-free number at 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

Small Cap--Investment Class
BT Investment Funds

Distributed by:
ICC Distributors, Inc.                                          CUSIP
Two Portland Square                                             #055922769
Portland, ME 04101                                              498PRO (1/00)
                                                                811-4760

                                SMALL CAP FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                 March 7, 2000


This statement of additional information is not a prospectus, but expands upon and supplements the information contained in the prospectus of Small Cap Fund, dated January 31, 2000. This statement of additional information should be read in conjunction with the prospectus.

Additional copies of the prospectus may be obtained by writing to the Fund at P.O. Box 219210, Kansas City, MO, 64121-9210 or by telephoning the Fund toll free at 800-730-1313.

This statement of additional information is accompanied by and incorporated by reference into the statement of additional information dated January 31, 2000 of BT Investment Funds on behalf of the Small Cap Fund, and the statement of additional information dated February 28, 2000, of Morgan Grenfell Investment Trust on behalf of seven separate investment portfolios of the Trust, including Smaller Companies Fund. Small Cap Fund and Smaller Companies Fund are referred to collectively as the "Funds".

                         ADDITIONAL  INFORMATION ABOUT
                               SMALL CAP FUND AND
                             SMALLER COMPANIES FUND


The following table shows where in each Fund's statement of additional information (SAI) you can find additional information about each Fund.

---------------------------------------------------------------------------------------------------------------
       TYPE OF INFORMATION                                       HEADINGS IN SAI
---------------------------------------------------------------------------------------------------------------
                                   MORGAN GRENFELL                      BT INVESTMENT FUNDS
                                   INVESTMENT TRUST                     SAI dated January 31, 2000
                                   SAI dated February 28, 2000
---------------------------------------------------------------------------------------------------------------
Fund history                       ORGANIZATION  OF  THE TRUST
---------------------------------------------------------------------------------------------------------------
Description of each Fund and       ADDITIONAL INFORMATION               INVESTMENT OBJECTIVES,
its investments, strategies,       ON FUND INVESTMENTS AND              POLICIES AND RESTRICTIONS:
 polices and risks                 STRATEGIES AND RELATED               Investment Objectives
                                   RISKS                                Investment Policies
                                                                        Additional Risk Factors
                                   INVESTMENT RESTRICTIONS              Investment Restrictions

---------------------------------------------------------------------------------------------------------------
Management of the Funds,           TRUSTEES AND OFFICERS                MANAGEMENT OF THE TRUST
including the Board of Trustees,                                        AND THE PORTFOLIOS:
Officers and Trustee compensation                                       Trustees of the Trust and Portfolios
                                                                        Officers of the Trust and Portfolios
                                                                        Trustee Compensation Table
---------------------------------------------------------------------------------------------------------------
Control persons, principal         TRUSTEES AND OFFICERS                MANAGEMENT OF THE TRUST
 holders of securities and                                              AND THE PORTFOLIOS:
 management ownership              GENERAL INFORMATION                  Trustee Compensation Table
                                   ABOUT THE TRUST

---------------------------------------------------------------------------------------------------------------
Investment advisory and other      INVESTMENT ADVISORY                  MANAGEMENT OF THE  TRUST
services: investment adviser,      AND OTHER SERVICES                   AND THE PORTFOLIOS:
distributor and other service                                           Investment Adviser
providers                          SERVICE PLAN                         Administrator
                                                                        Distributor
                                   ADDITIONAL INFORMATION               Service Agent
                                                                        Custodian and Transfer Agent
                                                                        Counsel and Independent
                                                                        Accountants
---------------------------------------------------------------------------------------------------------------
Brokerage allocation and other     PORTFOLIO TRANSACTIONS               INVESTMENT OBJECTIVES,
practices                                                               POLICIES AND RESTRICTIONS:
                                                                        Portfolio Transactions and
                                                                        Brokerage Commissions
---------------------------------------------------------------------------------------------------------------
Shares of beneficial interest      GENERAL INFORMATION                  ORGANIZATION OF THE TRUST
                                   ABOUT THE TRUST
---------------------------------------------------------------------------------------------------------------
Purchase, redemption and pricing   PURCHASE AND REDEMPTION              VALUATION OF SECURITIES;
of shares                          OF SHARES                            REDEMPTIONS AND PURCHASES IN-IN-KIND:
                                                                        Purchase of Shares
                                                                        Redemption of Shares
                                                                        Redemptions and Purchases In-Kind
                                                                        Trading in Foreign Securities
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
       TYPE OF INFORMATION                                       HEADINGS IN SAI
---------------------------------------------------------------------------------------------------------------
                                  MORGAN GRENFELL                        BT INVESTMENT FUNDS
                                  INVESTMENT TRUST                       SAI dated January 31, 2000
                                  SAI dated February 28, 2000
----------------------------------------------------------------------------------------------------------------
Taxation of the Funds             TAXES                                  TAXATION:
                                                                         Dividends and Distributions
                                                                         Taxation of the Fund
                                                                         Taxation of the Portfolio
                                                                         Foreign Securities
                                                                         Other Taxation
----------------------------------------------------------------------------------------------------------------
Calculation of performance data   PERFORMANCE INFORMATION                PERFORMANCE INFORMATION:
                                                                         Standard Performance Information
                                                                         Comparison of Fund Performance
                                                                         Economic and Market Information
----------------------------------------------------------------------------------------------------------------
Financial statements              FINANCIAL STATEMENTS:                  FINANCIAL STATEMENTS:
                                  This section incorporates by           This section incorporates by
                                  reference Morgan Grenfell              reference Small Cap Fund's annual
                                  Investment Trust's annual report       report dated September 30, 1999.
                                  dated October 31, 1999.
----------------------------------------------------------------------------------------------------------------

PART C - OTHER INFORMATION

ITEM 15. Indemnification

The response to this Item 15 is incorporated by reference to Item 25 of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("SEC") on April 29, 1996.

ITEM 16. Exhibits.

(a)       Declaration of Trust dated July 21, 1986; /1/
   (i)    Supplement to Declaration of Trust dated October 20, 1986; /1/
   (ii)   Second Supplement to Declaration of Trust dated May 16, 1988; /1/
(b)       By-Laws; /1/
(c)       Not applicable
(d)       Form of Agreement and Plan of Reorganization, filed herewith;
(e)       Distribution Agreement dated August 11, 1998; /5/
   (ii)   Appendix A dated December 9, 1998 to Distribution Agreement; /7/
   (iii)  Appendix A dated December 23, 1999 to Distribution Agreement; /12/
(f)       Bonus or Profit Sharing Contracts - Not applicable;
(g)       Custodian Agreement dated July 1, 1996; /2/
   (i) Amendment No. 2 to Exhibit A of the Custodian Agreement dated October 8, 1997; /3/
   (ii)   Amendment No. 3 to Exhibit A of the Custodian Agreement dated
          June 10, 1998; /7/
   (iii) Amendment No. 4 to Exhibit A of the Custodian Agreement dated December 9, 1998; /7/
   (iv)   Cash Services Addendum to Custodian Agreement dated
          December 18, 1997; /4/
   (v) Amendment No. 5 to Exhibit A of the Custodian Agreement dated December 23, 1999; /12/
(h)       Administration and Services Agreement dated Oct. 28, 1992; /8/
   (i) Exhibit D to the Administration and Services Agreement as of October 28, 1992, as revised December 23,1999; /12/
   (ii) Agreement to Provide Shareholder Services for BT Preservation Plus Income Fund as of June 10, 1998; /5/
   (iii) Shareholder Services Plan for BT Preservation Plus Income Fund as of June 10, 1998; /5/
   (iv) Expense Limitation Agreement dated September 30, 1999 on behalf of Intermediate Tax Free Fund, Capital Appreciation Fund, Small Cap Fund; /13/

   (v) Expense Limitation Agreement dated October 31, 1999 on behalf of International Equity Fund, Latin American Equity Fund and Pacific Basin Equity Fund; /13/
   (vi)   Expense Limitation Agreement dated June 4, 1999, on behalf of
          BT Investment Lifecycle Long Range Fund, BT Investment Lifecycle
          Mid Range Fund, and BT Investment Lifecycle Short Range Fund; /13/
   (vii) Expense Limitation Agreement dated June 4, 1999 on behalf of Cash Management Fund, Tax Free Money Fund, NY Tax Free Money Fund, Treasury Money Fund and Quantitative Equity Fund; /12/.
   (viii) Expense Limitation Agreement dated September 30, 1999 on behalf of Preservation Plus Income Fund; /13/
(i)       Legal Opinion - Not applicable;
(j)       Consent of Independent Accountants - Not applicable
(k)       Omitted Financial Statements - Not applicable;
(l)       Initial Capital Agreements - Not applicable;
(m)       Rule 12b-1 Plans - Not applicable;
(n)       Financial Data Schedules - Not applicable
(o)       Rule 18f-3 Plan; /13/
(p)       Power of Attorney; /11/.
___________________________________

1. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("Commission") on July 31, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement as filed with the Commission on July 1, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement as filed with the Commission on June 30, 1998.
5. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement as filed with the Commission on November 25, 1998.
6. Incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement as filed with the Commission on January 28, 1999.
7. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the Commission on February 8, 1999.

8.  Incorporated by reference to Post-Effective Amendment No. 29 to
    Registrant's Registration Statement as filed with the Commission on November 8, 1993.
9.  Incorporated by reference to Post-Effective Amendment No. 60 to
    Registrant's Registration Statement as filed with the Commission on March 15, 1999.
10. Incorporated by reference to Post-Effective Amendment No. 63 to
    Registrant's Registration Statement as filed with the Commission on July 29, 1999.
11. Incorporated by reference to Post-Effective Amendment No. 64 to
    Registrant's Registration Statement as filed with the Commission on October 22, 1999.
12. Incorporated by reference to Post-Effective Amendment to No. 66 to Registrant's Registration Statement as filed with the Commission on December 23, 1999.
13. Incorporated by reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement as filed with the Commission on January 31, 2000.

Item 17.  Undertakings.

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, BT INVESTMENT FUNDS, on behalf of its series, Small Cap Fund, has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 2nd day of February, 2000.

                                         BT INVESTMENT FUNDS

                                         By:  /s/ Daniel O. Hirsch
                                         --------------------------------
                                         Daniel O. Hirsch, Secretary
                                         February 2, 2000

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

NAME                            TITLE                          DATE

By:  /s/ DANIEL O. HIRSCH       Secretary                      February 2, 2000
---------------------------     (Attorney in Fact
         Daniel O. Hirsch       For the Persons Listed Below)

/s/ JOHN Y. KEFFER*             President and
---------------------------     Chief Executive Officer
    John Y. Keffer

/s/ CHARLES A. RIZZO*           Treasurer (Principal
---------------------------     Financial and Accounting Officer)
    Charles A. Rizzo

/s/ CHARLES P. BIGGAR*          Trustee
---------------------------
    Charles P. Biggar

/s/ S. LELAND DILL*             Trustee
---------------------------
    S. Leland Dill

/s/ MARTIN J. GRUBER*           Trustee
---------------------------
    Martin J. Gruber

/s/ RICHARD T. HALE*            Trustee
---------------------------
    Richard T. Hale

/s/ RICHARD J. HERRING*         Trustee
---------------------------
    Richard J. Herring

/s/ BRUCE T. LANGTON*           Trustee
---------------------------
    Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*       Trustee
---------------------------
    Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*       Trustee
---------------------------
    Harry Van Benschoten

* By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 64 of BT Investment Funds as filed with the Commission on October 22, 1999.

SIGNATURES

   BT INVESTMENT PORTFOLIOS has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 2nd day of February, 2000.

                                         BT INVESTMENT PORTFOLIOS

                                         By:  /s/ Daniel O. Hirsch
                                         --------------------------------
                                         Daniel O. Hirsch, Secretary
                                         February 2, 2000

This Registration Statement on Form N-14 of BT Investment Funds has been signed below by the following persons in the capacities indicated with respect to BT INVESTMENT PORTFOLIOS.

NAME                            TITLE                          DATE

By:  /s/ DANIEL O. HIRSCH       Secretary                      February 2, 2000
---------------------------     (Attorney in Fact
         Daniel O. Hirsch       For the Persons Listed Below)

/s/ JOHN Y. KEFFER*             President and
---------------------------     Chief Executive Officer
    John Y. Keffer

/s/ CHARLES A. RIZZO*           Treasurer (Principal
---------------------------     Financial and Accounting Officer)
    Charles A. Rizzo

/s/ CHARLES P. BIGGAR*          Trustee
---------------------------
    Charles P. Biggar

/s/ S. LELAND DILL*             Trustee
---------------------------
    S. Leland Dill

/s/ MARTIN J. GRUBER*           Trustee
---------------------------
    Martin J. Gruber

/s/ RICHARD T. HALE*            Trustee
---------------------------
    Richard T. Hale

/s/ RICHARD J. HERRING*         Trustee
---------------------------
    Richard J. Herring

/s/ BRUCE T. LANGTON*           Trustee
---------------------------
    Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*       Trustee
---------------------------
    Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*       Trustee
---------------------------
    Harry Van Benschoten

* By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 64 of BT Investment Funds as filed with the Commission on October 22, 1999.